As filed with the Securities and Exchange Commission on September 30, 2019
Securities Act File No. [  ]

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No.	[ ]

Paradigm Funds (Exact Name of Registrant as Specified in Charter)

Nine Elk Street Albany, New York 12207

(Address of Principal Executive Offices) (Zip Code)

(518) 431-3500
(Registrant's Telephone Number, including Area Code)

Robert A. Benton
Paradigm Funds
Nine Elk Street
Albany, New York 12207
(Name and Address of Agent for Service)

Donald S. Mendelsohn
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

Title of securities being registered: Shares of a class of the Registrant

No filing fee is required because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares.

Approximate date of proposed public offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing become effective on 30 days after filing date pursuant to Rule 488 under the Securities Act of 1933, as amended.

PARADIGM OPPORTUNITY FUND A SERIES OF PARADIGM FUNDS

Nine Elk Street Albany, NY 12207

September [*], 2019 Dear Shareholder:

We wish to provide you with some important information concerning your investment. You are receiving this Combined Prospectus/Information Statement because you own shares of the Paradigm Opportunity Fund, a series of Paradigm Funds. The Board of Trustees (the “Board”) of Paradigm Funds (the “Trust”), after careful consideration, has approved the reorganization (the “Reorganization”) of the Paradigm Opportunity Fund (the “Target Fund”) into the Paradigm Micro-Cap Fund (the “Survivor Fund”), which is also a series of the Trust. The Target Fund and the Survivor Fund are sometimes each referred to separately as a “Fund,” and together as the “Funds.” The series surviving the Reorganization, the Survivor Fund, will be referred to herein as the “Combined Fund.” The Reorganization does not require your approval, and you are not being asked to vote. The attached Combined Prospectus/Information Statement contains information about the Survivor Fund and provides details about the terms and conditions of the Reorganization. You should review the Combined Prospectus/Information Statement carefully and retain it for future reference.

The Target Fund and Survivor Fund have identical investment objectives and their principal investment strategies are similar. The Target Fund’s and Survivor Fund’s investment objective is to seek long-term capital appreciation. While the Funds use slightly different investment techniques and allocations at times, both Funds satisfy their respective investment objectives by investing primarily in the common stocks of companies that Paradigm Funds Advisor LLC (“Paradigm” or the “Advisor”) believes has the potential for capital appreciation. Currently, the Funds are managed by the Advisor. We anticipate that the Reorganization will result in benefits to the shareholders of the Target Fund as discussed more fully described in the Combined Prospectus/Information Statement. As a general matter, we believe that after the Reorganization, the Combined Fund will provide you with a similar investment objective with greater long-term viability and the potential to attract additional assets.

After considering the performance of each Fund and the expenses associated with the investment structure of the Target Fund, the Funds’ investment advisor recommended to the Board that the Target Fund be reorganized into the Survivor Fund. The Board has concluded that the Reorganization is in the best interest of each Fund and its respective shareholders. In approving the Reorganization, the Board considered, among other things, the similarities between the Funds’ investment objectives and strategies, the fact that the management fee for the Target Fund and the Combined Fund is the same, the differences in historical performance between the Target Fund and the Survivor Fund, and the terms and conditions of the Agreement and Plan of Reorganization and Termination (the “Plan of Reorganization”). The Board also considered that it is not anticipated that the Reorganization will have any tax consequences for shareholders.

The Plan of Reorganization provides that the Target Fund will transfer all of its assets and liabilities to the Survivor Fund. In exchange for the transfer of these assets and liabilities, the Survivor Fund will simultaneously issue shares to the Target Fund in an amount equal in value to the net asset value of the Target Fund’s shares as of the close of business on the business day preceding the foregoing transfers. These transfers are expected to occur on or about [*], 2019 (the “Closing Date”). Immediately after the Reorganization, the Target Fund will make a liquidating distribution to its shareholders of the Survivor Fund shares received, so that a holder of shares in the Target Fund at the Closing Date of the Reorganization will receive a number of shares of the Survivor Fund with the same aggregate value as the shareholder had in the Target Fund immediately before the Reorganization.

Following the Reorganization, the Target Fund will cease operations as a separate series of the Trust. Shareholders of the Target Fund will not be assessed any sales charges, redemption fees or any other shareholder fee in connection with the Reorganization.

NO ACTION ON YOUR PART IS REQUIRED TO EFFECT THE REORGANIZATION.

If you have questions, please contact the Funds at 1-800-239-0732. Sincerely, Candace King Weir, President

QUESTIONS AND ANSWERS

We recommend that you read the complete Combined Prospectus/Information Statement. The following Questions and Answers provide an overview of the key features of the reorganization (the “Reorganization”) of the Paradigm Opportunity Fund (the “Target Fund”), into the Paradigm Micro-Cap Fund (the “Survivor Fund” and, together with the Target Fund, the “Funds” and each, a “Fund”) and of the information contained in this Combined Prospectus/Information Statement.

Q.	What is this document and why did we send it to you?

A.	This is a Combined Prospectus/Information Statement that provides you with information about a plan of reorganization between the Target Fund and the Survivor Fund. Both the Target Fund and the Survivor Fund are series of Paradigm Funds (the “Trust”). The Funds pursue identical investment objectives and similar investment strategies. When the Reorganization is completed, your shares of the Target Fund will be exchanged for shares of the Survivor Fund, and the Target Fund will be terminated as a series of the Trust.

Please refer to this Combined Prospectus/Information Statement for a detailed explanation of the Reorganization, and a more complete description of the Survivor Fund.

You are receiving this Combined Prospectus/Information Statement because you own shares of the Target Fund as of [*], 2019. The Reorganization does not require approval by shareholders of either the Target or Survivor Fund, and you are not being asked to vote.

Q.	Has the Board of Trustees approved the Reorganization?

A.	Yes, the Board of Trustees of the Trust (the “Board”) has approved the Reorganization. After careful consideration, the Board, including all of the Trustees who are not “interested persons” of the Funds (as defined in the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Trustees”), determined that the Reorganization is in the best interests of the Target Fund’s and Survivor Fund’s shareholders and that neither Fund’s existing shareholders’ interests will be diluted as a result of the Reorganization.

Q.	Why is the Reorganization occurring?

A.	The Board has determined that Target Fund shareholders may benefit from an investment in the Combined Fund in the following ways:

(i) The Combined Fund has greater potential for long-term viability than either the Target Fund or the Survivor Fund without the Reorganization;

(ii) The Reorganization is expected to increase the Combined Fund’s prospects for attracting assets, which would achieve certain operating efficiencies in the future as a result of the Combined Fund’s larger net asset size;

(iii) The Reorganization may represent the most effective use of investment resources and may create an environment with the best opportunity for successful long-term investing on behalf of shareholders; and

(iv) Shareholders of the Target Fund will remain invested in an open-end fund with a similar investment strategy that has greater net assets at the time of and following the Reorganization; and

(v) The Reorganization is preferable to liquidating the Target Fund because the Reorganization is not a taxable event.

Q.	How will the Reorganization affect me as a shareholder?

A.	Upon the closing of the Reorganization, Target Fund shareholders will become shareholders of the Survivor Fund. With the Reorganization, all of the assets and the liabilities of the Target Fund will be combined with those of the Survivor Fund. You will receive shares of the Survivor Fund equal to the value of the shares you own of the Target Fund. An account will be created for each shareholder that will be credited with shares of the Survivor Fund with an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Target Fund shares at the time of the Reorganization.

The number of shares a shareholder receives (and thus the number of shares allocated to a shareholder) will depend on the relative net asset values per share of the two Funds immediately prior to the Reorganization. Thus, although the aggregate net asset value in a shareholder’s account will be the same, a shareholder may receive a greater or lesser number of shares than it currently holds in the Target Fund. No physical share certificates will be

i

issued to shareholders. As a result of the Reorganization, a Target Fund shareholder will hold a smaller percentage of ownership in the Combined Fund than such shareholder held in the Target Fund prior to the Reorganization.

Q.	Why is no shareholder action necessary?

A.	Neither a vote of the shareholders of the Target Fund nor a vote of the shareholders of the Survivor Fund is required to approve the Reorganization under Ohio law or under the Trust’s declaration of Trust. Pursuant to an exemption provided under Rule 17a-8 of the 1940 Act, a vote of shareholders of the Target Fund is not required.

Q.	When will the Reorganization occur?

A.	The Reorganization is expected to take effect on or about [*], 2019, or as soon as possible thereafter (the “Closing Date”).

Q.	Who will pay for the Reorganization?

A.	The costs of the Reorganization will be borne by Paradigm Funds Advisor LLC (“Paradigm” or the “Advisor”), the investment adviser to the Funds. The costs associated with the Reorganization will not have an effect on the net asset value per share of either Fund. The costs associated with the Reorganization are expected to be approximately $35,000.

Q.	Will the Reorganization result in any federal tax liability to me?

A.	It is not expected that the Reorganization will result in a tax consequence to Target Fund shareholders. Assuming that the parties comply with the terms of the Agreement and Plan of Reorganization and Termination (“Plan of Reorganization”) and supply appropriate representation letters, the Trust will receive an opinion that the transaction should be a tax-free reorganization. Shareholders should consult their tax advisor about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only.

Q.	Can I redeem my shares of the Target Fund before the Reorganization takes place?

A.	Yes. You may redeem your shares, at any time before the Reorganization takes place, as set forth in the Target Fund’s prospectus. If you choose to do so, your request will be treated as a normal exchange or redemption of shares. Shares that are held as of the Closing Date will be exchanged for shares of the Survivor Fund.

Q.	Will shareholders have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A.	No. Shareholders will not pay any sales load, commission or other similar fee in connection with the Reorganization.

Q.	Are there differences in front-end sales loads or contingent deferred sales charges?

A.	No. Both the Target Fund and the Survivor Fund have no front-end sales loads or contingent deferred sales charges.

Q.	Whom do I contact for further information?

A.	You can contact your financial adviser for further information. You may also contact the Funds at 1-800-239- 0732. You may also visit our website at www.paradigm-funds.com.

Important additional information about the Reorganization is set forth in the accompanying Combined
Prospectus/Information Statement. Please read it carefully.

ii

INFORMATION STATEMENT FOR PARADIGM OPPORTUNITY FUND, A SERIES OF PARADIGM FUNDS

NINE ELK STREET ALBANY, NEW YORK 12207

PROSPECTUS FOR

PARADIGM MICRO-CAP FUND, A SERIES OF PARADIGM FUNDS

NINE ELK STREET ALBANY, NEW YORK 12207 DATED SEPTEMBER [*], 2019

RELATING TO THE REORGANIZATION OF PARADIGM OPPORTUNITY FUND

WITH AND INTO PARADIGM MICRO-CAP FUND, EACH A SERIES OF PARADIGM FUNDS

     This Combined Prospectus/Information Statement is furnished to you as a shareholder of the Paradigm Opportunity Fund (the “Target Fund”), a series of Paradigm Funds, an Ohio business trust (the “Trust”). As provided in the Agreement and Plan of Reorganization and Termination (the “Plan of Reorganization”), the Target Fund will be reorganized into the Paradigm Micro-Cap Fund (the “Survivor Fund”), also a series of the Trust (the “Reorganization”). The Target Fund and the Survivor Fund are each referred to herein as a “Fund”, and together, the “Funds.” The Fund surviving the Reorganization, the Survivor Fund, will be referred to herein as the “Combined Fund.” For purposes of this Combined Prospectus/Information Statement, the terms “shareholder,” “you” and “your” refer to the shareholders of the Target Fund.

     The Board of Trustees of the Trust (the “Board”), on behalf of each Fund, has approved the Reorganization and has determined that the Reorganization is in the best interests of each Fund and its respective shareholders. The Survivor Fund pursues an investment objective identical to that of the Target Fund, and the investment strategies of the Funds are similar. Please see “Summary—Investment Objectives and Principal Investment Strategies” below.

     At the closing of the Reorganization, the Survivor Fund will acquire substantially all of the assets and the liabilities of the Target Fund in exchange for shares of the Survivor Fund. Immediately after receiving the Survivor Fund shares, the Target Fund will distribute these shares to its shareholders in connection with the liquidation of the Target Fund. Target Fund shareholders will receive shares of the Survivor Fund with an aggregate net asset value equal to the aggregate net asset value of the Target Fund shares they held immediately prior to the Reorganization. After distributing these shares, the Target Fund will be terminated as a series of the Trust. As a result of the Reorganization, a shareholder of the Target Fund will have a smaller percentage of ownership in the Combined Fund than such shareholder’s percentage of ownership in the Target Fund prior to the Reorganization.

     This Combined Prospectus/Information Statement sets forth concisely the information you should know about the Reorganization of the Target Fund and constitutes an offering of the shares of the Survivor Fund issued in the Reorganization. Please read it carefully and retain it for future reference.

     In addition, the following documents each have been filed with the Securities and Exchange Commission (the “SEC”), and are incorporated herein by reference:

  the Prospectus related to the Target Fund and Survivor Fund, dated April 30, 2019 (File No. 811- 21233 and 333-100507);
  the Statement of Additional Information related to the Target Fund and Survivor Fund, dated April 30, 2019 (File No. 811-21233 and 333-100507);
  the Annual Report to shareholders of the Target Fund and the Survivor Fund for the fiscal year ended December 31, 2018 (File No. 811-21233), which has previously been sent to shareholders of the Target Fund;
  the Semi-Annual Report to shareholders of the Target Fund and the Survivor Fund for the fiscal period ended June 30, 2019 (File No. 811-21233), which has previously been sent to shareholders of the Target Fund; and
  the Statement of Additional Information related to this Combined Prospectus/Information Statement dated September [*], 2019 (File No. 333-XXXXXXX), as filed herewith.

     The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials, with the SEC.

     The Funds’ Prospectus, Statement of Additional Information, annual and semi-annual reports and the Statement of Additional Information related to this Combined Prospectus/Information Statement are available upon request and without charge by writing to the Funds at Nine Elk Street, Albany, New York 12207 or by calling toll-free at 1-800-239-0732. They are also available, free of charge, at the Funds’ website at www.paradigm-funds.com. Information about the Funds can also be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549-0102. Call 1-202-551-8090 for information on the operation of the public reference room. This information is also accessible via the Edgar database on the SEC’s internet site at www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

THIS COMBINED PROSPECTUS/INFORMATION STATEMENT IS EXPECTED TO BE SENT TO SHAREHOLDERS ON OR ABOUT SEPTEMBER [*], 2019. THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROSPECTUS/INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION NOT CONTAINED IN THIS COMBINED PROSPECTUS/INFORMATION STATEMENT AND, IF SO GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS COMBINED PROSPECTUS/INFORMATION STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

TABLE OF CONTENTS

SUMMARY	4

Investment Objectives and Principal Investment Strategies	5
Federal Tax Consequences	6
Purchase, Exchange, Redemption, Transfer and Valuation of Shares	6
Principal Risks	6
Fees and Expenses	7
Portfolio Turnover	8

COMPARISON OF THE TARGET FUND AND SURVIVOR FUND	8

Investment Objectives and Principal Investment Strategies	8
Comparison of Investment Objectives and Principal Investment Strategies	9
Fundamental Investment Policies	10
Risks of the Funds	12
Performance History	13
Management of the Funds	14
Portfolio Managers	15
Other Service Providers	15
Purchase, Redemption and Pricing Of Fund Shares	16
Market Timing	16
Dividends and Distributions	17
Taxes	17

CONSOLIDATED FINANCIAL HIGHLIGHTS	17

INFORMATION RELATING TO THE REORGANIZATION	18

Description of the Reorganization	18
Terms of the Reorganization	18
Reasons for the Reorganization	18
Federal Income Taxes	19
Expenses of the Reorganization	19
Continuation of Shareholder Accounts and Plans; Share Certificates	19

OTHER INFORMATION	20

Capitalization	20
Shareholder Information	20
Shareholder Rights and Obligations	20
Shareholder Proposals	21

EXHIBIT A: AGREEMENT AND PLAN OF REORGANIZATION	A-1
EXHIBIT B: FINANCIAL HIGHLIGHTS	B-3

SUMMARY

     The following is a summary of certain information contained elsewhere in this Combined Prospectus/Information Statement and is qualified in its entirety by references to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Information Statement carefully.

     The Trust, organized under the laws of the state of Ohio, is an open-end management investment company registered with the SEC. The Target Fund and Survivor Fund are organized as separate series of the Trust. The Target Fund’s investment objective is to seek long-term capital appreciation. The Survivor Fund’s investment objective is to seek long-term capital appreciation. Paradigm Funds Advisor LLC is the investment adviser for the Funds and will serve as the investment adviser for the Combined Fund. Candace King Weir and Amelia Weir are the co-portfolio managers for the Target Fund and Survivor Fund. They will serve as co-portfolio managers of the Combined Fund with day-to-day responsibility for the Combined Fund.

The Reorganization.

     The Proposed Reorganization. The Board, including the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) (the “Independent Trustees”), on behalf of each of the Target Fund and the Survivor Fund, has approved the Plan of Reorganization. The Plan of Reorganization provides for:

  the transfer of substantially all of the assets and the liabilities of the Target Fund to the Survivor Fund in exchange for shares of the Survivor Fund;
  the distribution of such shares to the Target Fund’s shareholders; and
  the termination of the Target Fund as a separate series of the Trust.

     If the proposed Reorganization is completed, the Survivor Fund will acquire substantially all of the assets and the liabilities of the Target Fund, and shareholders of the Target Fund will receive shares of the Survivor Fund with an aggregate net asset value equal to the aggregate net asset value of the Target Fund shares that the shareholders own immediately prior to the Reorganization.

     Background and Reasons for the Proposed Reorganization. The Reorganization has been proposed because the Advisor believes that it is in the best interests of each Fund’s shareholders if the Target Fund is merged with the Survivor Fund because (1) the Survivor Fund has an identical investment objective and similar investment strategies as the Target Fund; (2) although the Target Fund has performed well, the Advisor believes the Survivor Fund offers better opportunities for shareholders over the long-term; (3) the Survivor Fund has a lower management fee (before waiver) than the Target Fund; and (4) the combined Target Fund and Survivor Fund has better prospects for growth and for achieving economies of scale.

     In approving the Plan of Reorganization, the Board, on behalf of the Target Fund, including the Independent Trustees, determined that the Reorganization is in the best interests of each Fund and that the interests of the Target Fund and Survivor Fund shareholders will not be diluted as a result of the Reorganization. Before reaching this conclusion, the Board engaged in a thorough review process relating to the proposed Reorganization. The Board approved the Reorganization at a meeting held on September 20, 2019.

     The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

  The Combined Fund has greater potential for long-term viability than either the Target Fund or the Survivor Fund without the Reorganization;
  The Reorganization is expected to increase the Combined Fund’s prospects for attracting assets, which would achieve certain operating efficiencies in the future as a result of the Combined Fund’s larger net asset size;
  The Reorganization is not expected to result in any tax consequence to Target Fund shareholders;
  The Funds and their shareholders will not bear any of the costs of the Reorganization; and
  There is no overlap in positions between the Funds; and

  The Target Fund shareholders will receive Survivor Fund shares with the same aggregate net asset value as their Target Fund shares.

     The Board, including all of the Independent Trustees, concluded, based upon the factors and determinations summarized above, that completion of the Reorganization is advisable and in the best interests of the shareholders of each Fund. The determinations on behalf of each Fund were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

     Neither a vote of the shareholders of the Target Fund nor a vote of the shareholders of the Survivor Fund is required to approve the Reorganization under Ohio law or under the Trust’s Declaration of Trust.

     In addition, under Rule 17a-8 under the 1940 Act, a vote of the shareholders of the Target Fund is not required if as a result of the Reorganization: (i) there is no policy of the Target Fund that under Section 13 of the 1940 Act could not be changed without a vote of a majority of its outstanding voting securities that is materially different from a policy of the Survivor Fund; (ii) the Survivor Fund’s advisory contract is not materially different from that of the Target Fund; (iii) the Independent Trustees of the Target Fund who were elected by its shareholders will comprise a majority of the Independent Trustees of the Board overseeing the Survivor Fund; and (iv) after the Reorganization, the Survivor Fund will not be authorized to pay fees under a 12b-1 plan that are greater than fees authorized to be paid by the Target Fund under such a plan. The Reorganization meets all of these conditions, and, therefore, a vote of shareholders is not required under the 1940 Act.

Investment Objectives and Principal Investment Strategies

     The Funds have identical investment objectives and similar investment strategies. The Combined Fund’s investment objective and principal investment strategies will be those of the Survivor Fund. See “Comparison of the Target Fund and the Survivor Fund — Comparison of Investment Objectives and Principal Investment Strategies” below.

     The Target Fund’s and the Survivor Fund’s investment objective is to seek long-term capital appreciation. The Target Fund invests primarily in the common stocks of companies with market capitalizations between $25 million and $2.5 billion at the time of purchase that the Advisor believes have the potential for capital appreciation. The Target Fund may be overweight in certain sectors at various times. Securities are sold when they have realized their anticipated value or if new investment opportunities with higher expected returns are acquired. The Target Fund may continue to hold securities of companies whose market capitalization has, since the time of purchase, grown to exceed $2.5 billion.

     Under normal circumstances, the Survivor Fund invests at least 80% of its net assets in the common stocks of U.S. micro-cap companies. The Survivor Fund generally considers a company to be a micro-cap company if, at the time of purchase, its market capitalization is within the range of capitalizations of companies in the Russell Microcap® Index as of the most recent reconstitution date. As of July 31, 2019, the range of market capitalizations for the Russell Microcap® Index was $6 million to $3.589 billion. The market capitalizations of companies within the Russell Microcap® Index may increase or decrease due to market conditions. The Survivor Fund may be overweight in certain sectors at various times. Stocks are sold when they have realized the value anticipated by the Advisor or if new investment opportunities with higher expected returns are acquired. The Survivor Fund may continue to hold stocks of companies whose market capitalization has, since the time of purchase, grown to exceed the capitalization limits. Additional purchases of a company’s stock will not qualify, however, as a micro-cap stock, unless at the time of purchase, the company is able to satisfy the definition of a micro-cap. The Advisor primarily searches for companies within the market capitalization range of the Russell Microcap® Index that exhibit attractive valuations and solid growth prospects.

     For information on risks, see “Comparison of the Target Fund and Survivor Fund — Risks of the Funds,” below. The fundamental investment policies applicable to each Fund are identical.

Federal Tax Consequences

     It is expected that the Reorganization itself will be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, no gain or loss is expected to be recognized by the Funds as a direct result of the Reorganization. As a non-waivable condition to the Reorganization, the Trust will have received an opinion of counsel to the effect that the Reorganization should qualify as a tax-free reorganization for federal income tax purposes as defined by Section 368(a) of the Code.

Purchase, Exchange, Redemption, Transfer and Valuation of Shares

     The policies of the Target Fund and the Survivor Fund regarding the purchase, redemption, exchange, transfer and valuation of shares are identical. Shares of each Fund are sold at net asset value (“NAV”). The NAV of a Fund is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. You may purchase and redeem shares of a Fund on any day that the NYSE is open for trading, subject to certain restrictions. Purchases and redemptions may be made by mailing an application or redemption request to Paradigm Funds, c/o Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, or by calling 1-800-239-0732. You also may purchase and redeem shares through a financial intermediary. The minimum initial investment for each Fund is $2,500 and the minimum subsequent investment is $100. Refer to the section “Comparison of the Target Fund and Survivor Fund —Purchase, Redemption and Pricing of Fund Shares” in this Combined Prospectus/Information Statement for more detail.

Principal Risks

     Because of their similar investment strategies, the primary risks associated with an investment in the Survivor Fund are substantially similar to those associated with an investment in the Target Fund. The following risks apply to each Fund unless otherwise noted:

     Risks of Small and/or Mid Capitalization Companies. Each Fund invests in the stocks of small and/or mid capitalization companies, which may subject the Funds to additional risks. The earnings and prospects of these companies are generally more volatile than larger companies. Small and mid capitalization companies may experience higher failure rates than do larger companies. The trading volume of securities of small and mid capitalization companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

     Risks of Micro Capitalization Companies (Survivor Fund only). The prices of micro-cap stocks are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

     Risks in General. Domestic economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets of each of the Fund’s investments. There is the risk that these and other factors may adversely affect each Fund’s performance. You could lose money investing in the Funds.

     Risks of Investing in Common Stocks. Overall stock market risks that may also affect the value of the Funds. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Funds’ investments goes down, your investment in the Funds decreases in value and you could lose money.

     Value Investing Risk (Survivor Fund only). Value investing attempts to identify companies selling at a discount to their intrinsic value. Value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market or that a company judged by the Advisor to be undervalued may actually be appropriately priced.

     Growth Risk (Survivor Fund only). Growth companies are those that the Advisor believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income. If the Advisor’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

     Portfolio Turnover Risk (Survivor Fund only). A higher portfolio turnover may result in higher transactional and brokerage costs.

     Sector Risk. Sector risk is the possibility that stocks within the same group of industries will decline in price due to sector-specific market or economic developments. The Funds may be overweight in certain sectors at various times.

Investment Management Risk. The Advisor’s strategy may fail to produce the intended results.

Fees and Expenses

     As an investor, shareholders pay fees and expenses to buy and hold shares of the Funds. Shareholders may pay shareholder fees directly when they buy or sell shares. Shareholders pay annual fund operating expenses indirectly because they are deducted from fund assets.

     The following tables allow you to compare the shareholder fees and annual fund operating expenses as a percentage of the aggregate daily net assets of each Fund that you may pay for buying and holding shares of such Fund. The pro forma columns show expenses of the Combined Fund as if the Reorganization had occurred on the last day of the semi-annual fiscal period ended June 30, 2019. The management fee for the Target Fund is 1.25% (after waiver) of the Fund’s average daily net assets, and the management fee for the Survivor Fund is 1.25% of the Fund’s average daily net assets. The Funds do not have a Distribution and/or Service (12b-1) Fee. The Other Expenses for the Target Fund are the same as the estimated Other Expenses of the Combined Fund, after the merger. Overall, the total gross operating expense ratio for the shares of the Target Fund is higher than the ratio for the shares of the Combined Fund, after the merger. The total net operating expense ratio for the shares of the Target Fund is the same as that of the shares of the Combined Fund, after the merger.

     The Annual Fund Operating Expenses table and Example tables shown below are based on actual expenses incurred during the semi-annual fiscal period ended June 30, 2019. Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal year may be significantly different from those shown.

Shareholder Fees (fees paid directly from your investment):

Pro Forma
	Target Fund	Survivor Fund	Combined Fund
Maximum Sales Charge (Load) Imposed	None	None	None
on Purchases (as a % of offering price)
Maximum Deferred Sales Charge (Load)	None	None	None
(as a % of the lower of original purchase price)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

			Pro Forma
	Target Fund	Survivor Fund	Combined Fund
Management Fees	1.50%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	None	None	None
Other expenses	0.00%	0.00%	0.00%
Shareholder Servicing Expense	0.00%	0.00%	0.00%
Remaining Other Expenses	0.00%	0.00%	0.00%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.51%	1.26%	1.26%
Fee Waiver(2)	(0.25%)	None	None
Total Annual Fund Operating Expenses	1.26%	1.26%	1.26%
After Fee Waiver

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in a Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by a Fund, not the indirect costs of investing in other investment companies.

(2)	The Advisor for the Target Fund has agreed to waive its advisory fee to limit total operating expenses at least through April 30, 2020, so that direct expenses (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, extraordinary expenses and indirect costs of investing in acquired funds) do not exceed 1.25% of average daily net assets of the Target Fund. There are no provisions for recoupment for this waiver. The Advisor may not terminate the fee waiver before April 30, 2020.

EXAMPLE

     This Example is intended to help you compare the cost of investing in the Funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem or continue to hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. The example further assumes that the expense limitation of the Target Fund described in the footnotes to the fee table is in effect only until the end of the 1-year period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class N Shares	1 Year	3 Years	5 Years	10 Years
Target Fund	$128	$453	$800	$1,780
Survivor Fund	$128	$400	$692	$1,523
Pro Forma - Combined Fund	$128	$400	$692	$1,523

Portfolio Turnover

     Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During the most recent fiscal year, the Target Fund’s portfolio turnover rate was 19.31% of the average value of its portfolio, and the Survivor Fund’s portfolio turnover rate was 111.47% of the average value of its portfolio.

COMPARISON OF THE TARGET FUND AND SURVIVOR FUND Investment Objectives and Principal Investment Strategies

     The Target Fund’s and the Survivor Fund’s investment objective is to seek long-term capital appreciation. The Target Fund invests primarily in the common stocks of companies with market capitalizations between $25 million and $2.5 billion at the time of purchase that the Advisor believes have the potential for capital appreciation. The Target Fund may be overweight in certain sectors at various times. Securities are sold when they have realized their anticipated value or if new investment opportunities with higher expected returns are acquired. The Target Fund may continue to hold securities of companies whose market capitalization has, since the time of purchase, grown to exceed $2.5 billion.

     The Advisor primarily searches for companies with market capitalizations between $25 million and $2.5 billion that exhibit attractive valuations and solid growth prospects. The valuation metrics include price to earnings, price to cash flow, price to book and price to revenue. The Advisor identifies potential investments using a proprietary valuation model to pinpoint companies that are trading at a discount to peers and/or historical valuations. Once a potential investment meets these valuation criteria, the Advisor studies public filings and trade journals, and will generally interview company management. The Advisor continues research by contacting vendors, competitors and/or customers to determine why the stock is trading at a discount and to identify catalysts that the Advisor believes will result in capital appreciation.

     The Advisor frequently contacts company management and also uses these communications to determine whether, in the Advisor’s opinion, management’s goals are aligned with those of Fund shareholders. Final investment decisions are based on the Advisor’s confidence in management’s ability to execute its strategy and the attractiveness of the stock’s price based on internally prepared models and valuation metrics. The Advisor will generally sell a Target Fund position if the company no longer meets these criteria.

     Under normal circumstances, the Survivor Fund invests at least 80% of its net assets in the common stocks of U.S. micro-cap companies. The Survivor Fund generally considers a company to be a micro-cap company if, at the time of purchase, its market capitalization is within the range of capitalizations of companies in the Russell

Microcap® Index as of the most recent reconstitution date. As of July 31, 2019, the range of market capitalizations for the Russell Microcap® Index was $6 million to $3.589 billion. The market capitalizations of companies within the Russell Microcap® Index may increase or decrease due to market conditions. The Survivor Fund may be overweight in certain sectors at various times. Stocks are sold when they have realized the value anticipated by the Advisor or if new investment opportunities with higher expected returns are acquired. The Survivor Fund may continue to hold stocks of companies whose market capitalization has, since the time of purchase, grown to exceed the capitalization limits. Additional purchases of a company’s stock will not qualify, however, as a micro-cap stock, unless at the time of purchase, the company is able to satisfy the definition of a micro-cap. The Advisor primarily searches for companies within the market capitalization range of the Russell Microcap® Index that exhibit attractive valuations and solid growth prospects.

     The Advisor primarily searches for companies within the market capitalization range of the Russell Microcap® Index that exhibit attractive valuations and solid growth prospects. The valuation metrics include price to earnings, price to cash flow, price to book and price to revenue. The Advisor identifies potential investments using a proprietary valuation model to pinpoint companies that are trading at a discount to peers and/or historical valuations. Once a potential investment meets these valuation criteria, the Advisor studies public filings and trade journals, and will generally interview company management. The Advisor continues research by contacting vendors, competitors and/or customers to determine why the stock is trading at a discount and to identify catalysts that the Advisor believes will result in capital appreciation.

     The Advisor frequently contacts company management and also uses these communications to determine whether, in the Advisor’s opinion, management’s goals are aligned with those of Fund shareholders. Final investment decisions are based on the Advisor’s confidence in management’s ability to execute its strategy and the attractiveness of the stock’s price based on internally prepared models and valuation metrics. The Advisor will generally sell a Survivor Fund position if the company no longer meets these criteria.

     Combined Fund. The Combined Fund’s investment objective and principal investment strategies will be those of the Survivor Fund.

Comparison of Investment Objectives and Principal Investment Strategies

     The Funds’ investment objectives are identical and their principal investment strategies are similar. The Target Fund’s and the Survivor Fund’s investment objective is to seek long-term capital appreciation.

The table below compares the investment objectives and principal investment strategies of the two Funds:

Target Fund	Survivor Fund

Principal Investment Objective	Principal Investment Objective

Seeks long-term capital appreciation	Seeks long-term capital appreciation

Principal Investment Strategies	Principal Investment Strategies
General	General
The Advisor primarily searches for companies with	The Advisor primarily searches for companies within
market capitalizations between $25 million and $2.5	the market capitalization range of the Russell
billion that exhibit attractive valuations and solid growth	Microcap® Index that exhibit attractive valuations and
prospects.	solid growth prospects.

80% Investment Policy	80% Investment Policy
No similar policy.	Under normal circumstances, the Survivor Fund invests
at least 80% of its net assets in the common stocks of
U.S. micro-cap companies. The Survivor Fund generally
considers a company to be a micro-cap company if, at
the time of purchase, its market capitalization is within
the range of capitalizations of companies in the Russell
Microcap® Index as of the most recent reconstitution
date.

Security Selection	Security Selection

The valuation metrics include price to earnings, price to	The valuation metrics include price to earnings, price to
cash flow, price to book and price to revenue. The	cash flow, price to book and price to revenue. The
Advisor identifies potential investments using a	Advisor identifies potential investments using a
proprietary valuation model to pinpoint companies that	proprietary valuation model to pinpoint companies that
are trading at a discount to peers and/or historical	are trading at a discount to peers and/or historical
valuations. Once a potential investment meets these	valuations. Once a potential investment meets these
valuation criteria, the Advisor studies public filings and	valuation criteria, the Advisor studies public filings and
trade journals, and will generally interview company	trade journals, and will generally interview company
management. The Advisor continues research by	management. The Advisor continues research by
contacting vendors, competitors and/or customers to	contacting vendors, competitors and/or customers to
determine why the stock is trading at a discount and to	determine why the stock is trading at a discount and to
identify catalysts that the Advisor believes will result in	identify catalysts that the Advisor believes will result in
capital appreciation.	capital appreciation.

The Advisor frequently contacts company management	The Advisor frequently contacts company management
and also uses these communications to determine	and also uses these communications to determine
whether, in the Advisor’s opinion, management’s goals	whether, in the Advisor’s opinion, management’s goals
are aligned with those of shareholders. Final investment	are aligned with those of shareholders. Final investment
decisions are based on the Advisor’s confidence in	decisions are based on the Advisor’s confidence in
management’s ability to execute its strategy and the	management’s ability to execute its strategy and the
attractiveness of the stock’s price based on internally	attractiveness of the stock’s price based on internally
prepared models and valuation metrics. The Advisor will	prepared models and valuation metrics. The Advisor will
generally sell a Fund position if the company no longer	generally sell a Fund position if the company no longer
meets these criteria.	meets these criteria.
Benchmark Index	Target Index
Russell 2000 Index. The Russell 2000 Index consists of	Russell Microcap Index. The Russell Microcap Index
the smallest 2,000 companies in the Russell 3000 Index	measures the performance of the microcap segment of
(which represents approximately 98% of the investable	the U.S. equity market. Microcap stocks make up less
U.S. equity market). The index is an unmanaged index	than 3% of the U.S. equity market (by market cap) and
generally considered as the premier of small	consist of the smallest 1,000 securities in the small-cap
capitalization stocks.	Russell 2000 Index, plus the next smallest eligible
securities by market cap.

Fundamental Investment Policies

     A Fund’s fundamental investment policies and limitations may be changed only with the consent of a “majority of the outstanding voting securities” of the particular Fund. The term “majority of the outstanding voting securities” means the lesser of: (1) 67% of the shares of a Fund present at a meeting where the holders of more than 50% of the outstanding shares of a Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund. Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental investment policies of that Fund. Except for the fundamental investment limitations listed below, the investment policies and limitations described in this Combined Prospectus/Information Statement are not fundamental and may be changed without shareholder approval.

The following are the Fundamental Investment Limitations of each Fund:

     1. Borrowing Money. The Funds will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of a Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of a Fund pursuant to reverse repurchase transactions.

     2. Senior Securities. The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

     3. Underwriting. The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

     4. Real Estate. The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. Commodities. The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. Loans. The Funds will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. Concentration. No Fund will invest 25% or more of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto. With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

The Combined Fund will have the same fundamental investment policies as the Target and Survivor Funds.

Risks of the Funds

The following risks apply to each Fund unless otherwise noted:

     Risks of Small and/or Mid Capitalization Companies. Each Fund invests in the stocks of small and/or mid capitalization companies, which may subject the Funds to additional risks. The earnings and prospects of these companies are generally more volatile than larger companies. Small and mid capitalization companies may experience higher failure rates than do larger companies. The trading volume of securities of small and mid capitalization companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Small and mid capitalization companies may have limited markets, product lines or financial resources and may lack management experience.

     Risks of Micro Capitalization Companies (Survivor Fund only). Micro-cap companies have additional risks not associated with large capitalization companies. These companies may not be well known to the investing public, may not be significantly owned by institutional investors and may not have steady earnings growth. In addition, the securities of such companies may be more volatile in price, have wider spreads between their bid and ask prices and have significantly lower trading volumes than the securities of larger capitalization companies. The purchase or sale of more than a limited number of shares of the securities of a micro-cap company may affect its market price. Micro-cap companies are generally followed by few, if any, securities analysts, and there tends to be less publicly available information about them. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than small and mid capitalization companies. Such companies may also have limited markets, financial resources or product lines, may lack management depth and may be more vulnerable to adverse business or market developments.

     Risks in General. Domestic economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets of each of the Fund’s investments. There is the risk that these and other factors may adversely affect each Fund’s performance. You could lose money investing in the Funds. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Funds. An investment in a Fund may not be appropriate for all investors and is not intended to be a complete investment program.

     Risks of Investing in Common Stocks. Each Fund invests primarily in common stocks, which subjects each Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Funds invest may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect the performance of companies that each Fund invests in, including the strength of its management or the demand for its product or services. You should be aware that the value of a company’s share price may decline as a result of poor decisions made by management or lower demand for the company’s products or services. In addition, a company’s share price may also decline if its earnings or revenues fall short of expectations.

     There are overall stock market risks that may also affect the value of the Funds. Over time, the stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. In general, the value of a Fund’s investments may increase or decrease more than the stock market.

     Value Investing Risk (Survivor Fund only). Value investing attempts to identify companies selling at a discount to their intrinsic value. Value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market or that a company judged by the Advisor to be undervalued may actually be appropriately priced.

     Growth Risk (Survivor Fund only). Growth companies are those that the advisor believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income. If the Advisor’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

     Portfolio Turnover Risk (Survivor Fund only). A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

     Sector Risk. Sector risk is the possibility that stocks within the same group of industries will decline in price due to sector-specific market or economic developments. If the Advisor invests a significant portion of its assets in a particular sector, the Funds are subject to the risk that companies in the same sector are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market segment. The sectors in which a Fund may be overweighted will vary.

Investment Management Risk. The Advisor’s strategy may fail to produce the intended results.

Performance History

     The accompanying bar chart and table provide some indication of the risks of investing in the Funds. They show changes in each Fund’s performance from year to year and how each Fund’s average annual returns for the one, five, and ten year periods compare with those of a broad-based securities market index, and for the Survivor Fund, against a customized risk budget benchmark. You should be aware that each Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

To obtain performance information up to the most recent month end, call toll free 1-800-239-0732.

Target Fund

Annual Total Return For Calendar Years Ended December 31

Year to Date Return for Target Fund as of June 30, 2019: 12.03% Best Quarter: 6/30/2009 26.57% Worst Quarter: 12/31/2018 -16.81%

Performance Table Average Annual Total Returns For periods ended December 31, 2018

	One Year	Five Years	Ten Years
Return before taxes	-2.84%	6.01%	12.62%
Return after taxes on distributions(1)	-3.78%	5.48%	12.11%
Return after taxes on distributions and sale of Fund shares(1)	-1.02%	4.65%	10.49%
Russell 2000 Index (does not reflect deductions for fees, expenses or	-11.01%	4.41%	11.97%
taxes)

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Survivor Fund

Annual Total Return For Calendar Years Ended December 31

Year to Date Return for Survivor Fund as of June 30, 2019: 9.22%

Best Quarter:	6/30/2009	22.72%
Worst Quarter:	12/31/2018	-20.29%

Performance Table
Average Annual Total Returns
For periods ended December 31, 2018

	One Year	Five Years	Ten Years
Return before taxes	-10.96%	3.75%	11.12%
Return after taxes on distributions(1)	-13.61%	1.87%	9.74%
Return after taxes on distributions and sale of Fund shares(1)	-4.65%	2.70%	8.96%
Russell Microcap Index (does not reflect deductions for fees, expenses or	-13.08%	3.08%	11.71%
taxes)

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     The accounting survivor of the Reorganization will be the Survivor Fund. As such, the Combined Fund will continue the performance history of the Survivor Fund after the closing of the Reorganization.

Management of the Funds

Advisor

     Paradigm Funds Advisor LLC, a Delaware limited liability company, serves as investment adviser to each Fund. Paradigm has been an investment adviser to mutual funds since 2005. Paradigm has managed each Fund since its inception. As of September 5, 2019, Paradigm managed approximately $133.7 million in client assets. Paradigm maintains its principal offices at Nine Elk Street, Albany, NY 12207.

     Under the terms of its investment advisory agreement, Paradigm is responsible for formulating each Fund’s investment program and for making day-to-day investment decisions and engaging in portfolio transactions. Paradigm also furnishes officers, provides office space, services and equipment and supervises all matters relating to the Funds’ operations.

     Pursuant to the investment advisory agreement, each Fund pays Paradigm a management fee at an annualized rate (expressed as a percentage of daily net assets) as follows:

Fund	Management Fee
Paradigm Opportunity Fund (Target Fund)	1.50%
Paradigm Micro-Cap Fund (Survivor Fund)	1.25%

The Combined Fund will have a management fee of 1.25%.

     Paradigm has agreed to waive its advisory fee to limit total operating expenses of the Target Fund at least through April 30, 2020, so that direct expenses (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, extraordinary expenses and the indirect costs of investing in acquired funds) do not exceed 1.25% of the Target Fund’s average daily net assets. There are no provisions for recoupment for this waiver.

     For the fiscal year ended December 31, 2018, the Advisor received an advisory fee (net of any fee waiver) equal to 1.25% of the Target Fund’s average daily net assets, and 1.25% of the Survivor Fund’s average daily net assets. A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreement is available in the Funds’ semi-annual shareholder report dated June 30, 2019.

Portfolio Managers

     The Target Fund and the Survivor Fund are managed by the following co-portfolio managers, who are primarily responsible for the day-to-day management of each Fund’s portfolio.

     Candace King Weir has served as Chairperson of the Board of Trustee since the Trust’s inception in 2002. She is the Chief Executive Officer of the Trust's investment adviser, Paradigm Funds Advisor LLC. In addition, Mrs. C. Weir has been the President and Chief Investment Officer of Paradigm Capital Management, Inc., an institutional money management firm, since 1994 and President and Director of CL King & Associates, Inc., an institutional fixed income, equity trading and research group, since 1972. Her financial background and organizational skills help the Board set long-term goals for the Funds and establish processes for overseeing Trust policies and procedures. Mrs. C. Weir is also a General Partner of PCM Ventures LLC, and has worked in the investment management industry since 1969 providing investment management knowledge to the Board of Trustees.

     Amelia Weir has served as the Secretary to the Trust since 2009. Additionally, since 2008 she served as the Senior Vice President for Paradigm Capital Management, Inc., where she has also been a portfolio manager since 2009. From 2006 to 2008, she was a portfolio manager at William D. Witter.

The Combined Fund will be managed by Candace King Weir and Amelia Weir.

     The Funds’ Statement of Additional Information dated April 30, 2019 provides additional information about each portfolio manager’s compensation structure, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares in the Funds.

Other Service Providers

     The Funds use the same service providers. Mutual Shareholder Services, LLC, which has its principal office at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, serves as fund accountant and transfer agent for each Fund. Premier Fund Solutions, Inc. provides the Funds with administrative services. U.S. Bank is the Funds’ custodian. Information about the Funds’ administrator, fund accountant and transfer agent, and custodian can be found in the Funds’ Statement of Additional Information dated April 30, 2019.

     Combined Fund. Following the Reorganization, the Funds’ current service providers will serve the Combined Fund.

Purchase, Redemption and Pricing of Fund Shares

     The procedures for purchase, redemption and pricing of shares of the Target and Survivor Fund are identical. Additional information about the purchase, redemption and pricing can be found in each Fund’s prospectus.

     The price (net asset value) of the shares of each Fund is normally determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

     Securities that are traded on any exchange or on the NASDAQ market are generally valued by a pricing service at the last quoted sale price. Lacking a last sale price, a security is generally valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price provided by the pricing service does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

     Fixed income securities generally are valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, or when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

Market Timing

     The Funds discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of the Funds’ shares held by long-term shareholders, disrupt portfolio management and increase the Funds’ expenses for all shareholders. For example, the Funds invest in smaller capitalization companies. Because the securities of these companies may be infrequently traded, investors may seek to trade shares of the Funds in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Such frequent trading may interfere with efficient management of the Funds’ portfolios to a greater degree than it would with funds that invest in highly liquid securities. This is because the Funds may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. To discourage large and frequent short-term trades by investors, and to compensate the Funds for costs that may be incurred by such trades, the Funds impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 90 days or less. The redemption fee is paid directly to the Funds and is designed to offset brokerage commissions, market impact, or other costs that may be associated with short-term trading.

The following types of redemptions and exchanges are exempt from the redemption fee:

  Redemption of shares purchased through Plan participant payroll or employer contributions
  Redemption of shares purchased through reinvestment of dividends or capital gain distributions
  Exchanges or re-registrations within the Paradigm Funds
  Individual retirement account (IRA) conversions, rollovers and re-characterizations
  Redemptions constituting a distribution from a traditional, Roth, SEP, SIMPLE, rollover, or inherited IRA for a client at least 70-1/2 years old
  Redemptions to pay Fund or account fees
  Redemptions to pay distributions, loans, and in-service withdrawals from retirement plans
  Redemptions or exchanges of shares as a result of a retirement plan termination
  Redemptions or exchanges of shares at the direction of a retirement plan sponsor
  Redemptions in connection with an automatic rebalancing of the Plan participant’s account
  Redemptions in connection with asset allocation programs that offer automatic re-balancing; wrap-fee accounts and similar types of accounts or programs; and certain types of 401(k) or other retirement accounts that provide default investment options.

     The Board of Trustees has adopted a policy directing the Funds to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Funds that indicates market timing or trading that it determines is abusive. This policy generally applies to all the Funds’ shareholders. While the Funds attempt to deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of the Funds’ shares and redeemers of the Funds’ shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more difficult for the Funds to detect market timing, and there can be no assurance that the Funds will be able to do so. The Funds have entered into agreements with brokers that maintain omnibus accounts with the Funds pursuant to which the brokers have agreed to provide shareholder transaction information, to the extent known to the broker, to the Funds upon request.

Dividends and Distributions

     Each Fund intends to pay income and capital gains distributions at least once a year and expects that distributions will consist primarily of capital gains. You may elect to reinvest income dividends and capital gain distributions in the form of additional shares of the Funds or receive these distributions in cash. Dividends and distributions from each Fund are automatically reinvested in the Fund, unless you elect to have dividends paid in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash. If you are interested in changing your election, you may call the Transfer Agent at 1-800-595-3044 or send a written notification to Paradigm Funds, c/o Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

Taxes

     Fund dividends and distributions are taxable to most investors (unless your investment is in an IRA or other tax-deferred account). Dividends paid by a Fund out of net ordinary income and distributions of net short-term capital gains are taxable to the shareholders as ordinary income.

     Distributions by a Fund of net long-term capital gains to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the Fund.

     Redemptions of shares of a Fund are taxable events which you may realize as a gain or loss. The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount received from the sale, and how long the shares were held.

     A Fund’s distributions may be subject to federal income tax whether received in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions.

     Because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences of an investment in the Funds.

CONSOLIDATED FINANCIAL HIGHLIGHTS

     The fiscal year end of each Fund is December 31. The unaudited consolidated financial highlights as of and for the six months ended June 30, 2019 and the audited consolidated financial highlights as of and for the twelve months ended December 31, 2018 of the Target Fund and the Survivor Fund are included with this Combined Prospectus/Information Statement as Exhibit B.

     The financial highlights of the Target Fund and the Survivor Fund are also contained in: (i) the Annual Report to shareholders of the Target Fund and Survivor Fund for the fiscal year ended December 31, 2018, which have been audited by Cohen & Company, Ltd., the Funds’ registered independent public accounting firm; and (ii) the Semi-Annual Report to shareholders of the Target Fund and Survivor Fund for the six months ended June 30, 2019, which are unaudited. The Annual Report and Semi-Annual Report which have previously been sent to shareholders, are available on request and without charge by writing to the Funds at Nine Elk Street, Albany, New York 12207, and, with respect to the Target Fund and Survivor Fund, are incorporated by reference into this Combined Prospectus/Information Statement.

INFORMATION RELATING TO THE REORGANIZATION

Description of the Reorganization

     The following summary is qualified in its entirety by reference to the Plan of Reorganization found in Exhibit A.

     The Plan of Reorganization provides that substantially all of the assets and liabilities of the Target Fund will be transferred to the Survivor Fund in exchange for shares of the Survivor Fund. The shares of the Survivor Fund issued to the Target Fund will have an aggregate net asset value equal to the aggregate net asset value of the Target Fund’s shares outstanding as of the close of trading on the NYSE on [*], 2019 (the “Closing Date”). Upon receipt by the Target Fund of the shares of the Survivor Fund, the Target Fund will distribute Survivor Fund shares to its shareholders and will be terminated as a series of the Trust.

     The distribution of the Survivor Fund shares to the Target Fund shareholders will be accomplished by opening new accounts on the books of the Survivor Fund in the names of the Target Fund shareholders and transferring to those shareholder accounts the shares of the Survivor Fund. Such newly-opened accounts on the books of the Survivor Fund will represent the respective pro rata number of shares of the Survivor Fund that the Target Fund is to receive under the terms of the Plan of Reorganization. See “Terms of the Reorganization” below.

     Accordingly, as a result of the Reorganization, each Target Fund shareholder will own shares of the Survivor Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund that the shareholders owned immediately prior to the Reorganization.

     No sales charge or fee of any kind will be assessed to the Target Fund shareholders in connection with their receipt of shares of the Survivor Fund in the Reorganization.

Terms of the Reorganization

     Pursuant to the Plan of Reorganization, on the Closing Date, the Target Fund will transfer to the Survivor Fund all of its assets in exchange solely for shares of the Survivor Fund. The aggregate net asset value of the shares issued by the Survivor Fund will be equal to the value of the assets of the Target Fund transferred to the Survivor Fund as of the Closing Date, as determined in accordance with the Survivor Fund’s valuation procedures, net of the liabilities of the Target Fund assumed by the Survivor Fund. The Target Fund expects to distribute the shares of the Survivor Fund to its shareholders promptly after the Closing Date. Thereafter, the Target Fund will be terminated as a series of the Trust.

     The Plan of Reorganization contains customary representations, warranties, and conditions. The Plan of Reorganization may be terminated with respect to the Reorganization if, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true. The Plan of Reorganization may be terminated or amended by the mutual consent of the parties.

Reasons for the Reorganization

     In the course of their discussions, the Trustees considered a variety of information, including that the Combined Fund has greater potential for long-term viability than either the Target Fund or the Survivor Fund without the Reorganization. They discussed that the Reorganization is expected to increase the Combined Fund’s prospects for attracting assets, which would achieve certain operating efficiencies in the future as a result of the Combined Fund’s larger net asset size. They observed that the two Funds had an identical investment objective, similar investment strategies and identical fundamental and non-fundamental investment limitations. They noted that the cost of the proposed merger would be paid by Paradigm, and that the merger was not expected to result in a taxable event for shareholders. The Trustees discussed the Advisor’s memorandum, noting that although the Target Fund has performed well, the Advisor believes the Survivor Fund offers better opportunities for shareholders over the long-term. The Board observed that the Combined Fund may achieve certain operating efficiencies in the future from its larger net asset size and, as a result of economies of scale, may have a future lower ratio of expenses to average net assets than that of the Target Fund prior to the Reorganization. After further discussion, the Board concluded that the merger of the Target Fund into the Survivor Fund was in the best interests of each Fund, as well as each Fund’s respective shareholders, and that Target Fund’s shareholders would not have their interests diluted as a result of the merger. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Federal Income Taxes

     The combination of the Target Fund and the Survivor Fund in the Reorganization is intended to qualify for federal income tax purposes as a separate tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition of the closing of the Reorganization, the Trust will receive a legal opinion from Thompson Hine LLP to the effect that the Reorganization should be a tax-free reorganization. Accordingly, neither the Target Fund nor its shareholders should recognize gain or loss as a result of the Reorganization. The tax basis of the Survivor Fund shares received should be the same as the basis of the Target Fund shares exchanged and the holding period of the Survivor Fund shares received should include the holding period of the Target Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. Nevertheless, the sale of securities by the Target Fund prior to the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could result in taxable capital gains distribution prior to the Closing Date of the Reorganization. As of the date of this Combined Prospectus/Information Statement, the Advisor does not intend to sell any securities held by the Target Fund in anticipation of the Reorganization but may do so in the ordinary course of business before the Reorganization. Prior to the Closing Date of the Reorganization, the Target Fund will pay to its shareholders a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the Closing Date. This distribution would be taxable to shareholders that are subject to tax. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

Expenses of the Reorganization

     The costs of the Reorganization will be borne by Paradigm. The costs associated with the Reorganization are expected to be approximately $35,000, not including the brokerage costs, if any, associated with the repositioning of the Survivor Fund.

Continuation of Shareholder Accounts and Plans; Share Certificates

     Upon consummation of the Reorganization, the Survivor Fund will establish an account for each Target Fund shareholder on the books of the Survivor Fund containing the appropriate number of shares of the Survivor Fund to be received in the Reorganization. No certificates for shares of the Survivor Fund will be issued in connection with the Reorganization.

OTHER INFORMATION

Capitalization

     The following table sets forth, as of June 30, 2019. (a) the unaudited capitalization of each Fund and (b) the unaudited pro forma combined capitalization of the Survivor Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption and market activity. No assurance can be given as to how many shares of the Survivor Fund will be received by Target Fund shareholders at the Closing Date, and the information should not be relied upon to reflect the number of shares of the Combined Fund that actually will be received by Target Fund shareholders.

			Net Asset
	Total Net		Value Per
	Assets	Shares	Share
Target Fund	$9,326,393	220,620	$42.27
Survivor Fund	$48,314,969	1,751,273	$27.59

Pro Forma Share Adjustment	-	338,035	-

Pro Forma - Survivor Fund	$57,641,362	2,089,308	$27.59

Shareholder Information

     As of September 5, 2019, there were 211,258.87 shares outstanding of the Target Fund. As of September 5, 2019, no person was known by the Target Fund to own beneficially or of record 5% or more of any class of shares of the Target Fund except as follows:

		Percent of
		Outstanding
	Number of	Shares
Owner of Record	Shares	Owned
Candace King Weir	197,632.53	93.55%
9 Elk Street
Albany, NY 12207

     As of September 5, 2019, there were 1,741,916.85 shares outstanding of the Survivor Fund. As of September 5, 2019, no person was known by the Survivor Fund to own beneficially or of record 5% or more of any class of shares of the Survivor Fund except as follows:

		Percent of
		Outstanding
	Number of	of Class
Owner of Record	Shares	Owned
Candace King Weir	1,502,043.11	86.23%
9 Elk Street
Albany, NY 12207

     A shareholder who owns of record or beneficially more than 25% of the outstanding shares of a Fund or who is otherwise deemed to “control” a Fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the Fund’s shareholders.

Shareholder Rights and Obligations

     Both the Target Fund and Survivor Fund are series of the Trust, a business trust organized under the laws of the state of Ohio. Under the Trust’s declaration of trust, the Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares. The shares of each series of the Trust have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights.

     With respect to each Fund, shares have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately.

     When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of the Survivor Fund, issued in the connection with the Reorganization), all shares are fully paid and non-assessable.

Shareholder Proposals

     The Funds do not hold regular annual meetings of shareholders. As a general matter, the Survivor Fund does not intend to hold future regular annual or special meetings of its shareholders unless the election of directors is required by the 1940 Act. Any shareholder who wishes to submit a proposal for consideration at a meeting of shareholders of either Fund should send such proposal to Nine Elk Street, Albany, New York 12207. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of a Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (the “Agreement”) is made as of September [*], 2019, among PARADIGM FUNDS, an Ohio business trust, with its principal place of business at Nine Elk Street, Albany, New York 12207 (the “Trust”), on behalf of Paradigm Opportunity Fund, a series of the Trust (the “Target Fund”) and on behalf of Paradigm Micro-Cap Fund, a series of the Trust (the “Survivor Fund”); and, solely for purposes of paragraph 6, Paradigm Funds Advisor LLC, investment adviser to the Target Fund and Survivor Fund (the “Advisor”). Each of the Target Fund and Survivor Fund is sometimes referred to herein as a “Fund.” Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations (collectively, “Obligations”) of and by each Fund and of and by the Trust of which that Fund is a series, on that Fund’s behalf shall be the Obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by the Trust of which that Fund is a series, on that Fund’s behalf, and (3) in no event shall any other series of the Trust (including another series thereof) or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or the Trust of its Obligations set forth herein.

The Trust wishes to effect a reorganization described in section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). The reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund to the Survivor Fund in exchange solely for (a) shares of beneficial interest of the Survivor Fund (“Survivor Fund Shares”), as described herein, and (b) the assumption by the Survivor Fund of all liabilities of the Target Fund, and (2) the subsequent distribution of the corresponding Survivor Fund Shares (which shall then constitute all of the assets of the Target Fund) pro rata to the Target Fund shareholders in exchange for their shares of beneficial interest of the Target Fund (the “Target Fund Shares”) in complete liquidation thereof, and (3) terminating the Target Fund, all on the terms and conditions set forth herein (all the foregoing transactions involving the Target Fund and the Survivor Fund being referred to herein collectively as the “Reorganization”).

The Trust’s board of trustees (the “Board”), including a majority of the trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Non-Interested Persons”) of the Trust, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on the Funds’ behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of each Fund and that the interests of the Funds’ shareholders thereof will not be diluted as a result of the Reorganization.

The Target Fund’s issued and outstanding shares consist of Class A shares. The Survivor Fund’s issued and outstanding shares consist of Class A.

In consideration of the mutual promises contained herein, the parties agree as follows:

1. PLAN OF REORGANIZATION AND TERMINATION

1.1. Subject to the requisite approvals and the terms and conditions set forth herein, the Target Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to the Survivor Fund. In exchange therefor, the Survivor Fund shall: (a) issue and deliver to the Target Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) Survivor Fund Shares having an aggregate net asset value (“NAV”) equal to the aggregate NAV of all full and fractional Target Fund Shares then outstanding; (b) assume all of the Target Fund’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 2.1) .

1.2 The Assets shall consist of all assets and property of every kind and nature—including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records – the Target Fund owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on the Target Fund’s books at that time.

1.3 The Liabilities shall consist of all the Target Fund’s liabilities, whether known or unknown, accrued or contingent, debts, obligations, and duties existing at the Effective Time, excluding Reorganization Expenses (as defined in paragraph 3.3(f)) borne by the Advisor pursuant to paragraph 6).

1.4 At the Effective Time (or as soon thereafter as is reasonably practicable), the Target Fund shall distribute the Survivor Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Target Fund Shareholder”), in proportion to their Target Fund Shares then held of record and in constructive exchange therefor, and will completely liquidate. That distribution shall be accomplished by the Trust’s transfer agent opening accounts on the Survivor Fund’s shareholder records in the names of the Target Fund Shareholders (except Target Fund Shareholders in whose names accounts thereon already exist) and transferring those Survivor Fund Shares to those newly opened and existing accounts. Each Shareholder’s newly opened or existing account shall be credited with the respective pro rata number of full and fractional Survivor Fund Shares due that Target Fund Shareholder. The aggregate NAV of the Survivor Fund Shares to be so credited to each Target Fund Shareholder’s account shall equal the aggregate NAV of the Target Fund Shares that Target Fund Shareholder owned at the Effective Time.

1.5 (a) The value of the Target Fund’s net assets (the assets to be acquired by the Survivor Fund hereunder, net of liabilities assumed by the Survivor Fund) shall be the value of such net assets computed as of the close of business on the Closing, using the valuation procedures set forth in the Target Fund’s then current prospectus and statement of additional information or such other valuation procedures as may be mutually agreed upon by the parties.

(b) For purposes of the Reorganization, the net asset value per share of the Survivor Fund Shares shall be equal to the Survivor Fund’s net asset value per share computed as of the close of business on the Closing Date, using the valuation procedures set forth in the Survivor Fund’s prospectus and statement of additional information or such other valuation procedures as may be mutually agreed upon by the parties.

(c) All computations of value and NAV shall be made by Mutual Shareholder Services, LLC, accounting agent for the Funds, in accordance with its regular practice in pricing the shares and assets of each Fund.

1.6 Any transfer taxes payable on the issuance and transfer of the Survivor Fund Shares in a name other than that of the registered holder on the Target Fund’s shareholder records of the Target Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.7 Any reporting responsibility of the Target Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (the “SEC”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain the Target Fund’s responsibility up to and including the date on which it is terminated, except that the Survivor Fund shall be responsible for preparing and filing any Form N-Q or Form N-CSR (including the annual report to shareholders) if the fiscal period relating to such form ended prior to the Effective Time, but as of the Effective Time such form has not yet been filed.

1.8 After the Effective Time, the Target Fund shall not conduct any business except in connection with its dissolution and termination. As soon as reasonably practicable after distribution of the Survivor Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, (a) the Target Fund shall be terminated as a series of the Trust and (b) the Trust shall make all filings and take all other actions in connection therewith necessary and proper to effect the Target Fund’s complete dissolution.

2. CLOSING AND EFFECTIVE TIME

2.1 Unless the parties agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on or about [*], 2019 (the “Effective Time”). The Closing shall be held at the offices of Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147.

2.2 The Trust shall direct the custodian of the Target Fund’s assets to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating and verifying that (a) the Assets it holds will be transferred to the Survivor Fund at the Effective Time, (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made, and (c) the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by the Target Fund to the Survivor Fund, as reflected on the Survivor Fund’s books immediately after the Effective Time, does or will conform to that information on the Target Fund’s books immediately before the Effective Time.

2.3 The Trust shall direct its transfer agent to deliver at the Closing (a) to the Trust, a Certificate (1) verifying that the Target Fund’s shareholder records contain each Target Fund Shareholder’s name and address and the number of full and fractional outstanding Target Fund Shares that each such Target Fund Shareholder owns at the Effective Time and (2) as to the opening of accounts on the Survivor Fund’s shareholder records in the names of the Target Fund Shareholders and (b) to the Trust, a confirmation, or other evidence satisfactory to the Trust, that the Survivor Fund Shares to be credited to the Target Fund at the Effective Time have been credited to the Target Fund’s account on those records.

2.4 The Trust shall deliver to the Trust and Advisor, within five days before the Closing, a Certificate listing each security, by name of issuer and number of shares, that is being carried on the Target Fund’s books at an estimated fair market value provided by an authorized pricing vendor for the Target Fund.

2.5 At the Closing, the Trust shall deliver, on behalf of each Fund, as applicable, (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the Trust or its counsel reasonably requests and (b) a Certificate in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

3. REPRESENTATIONS AND WARRANTIES

3.1 The Trust, on the Target Fund’s behalf, represents and warrants as follows:

(a) The Trust (1) is a trust that is duly organized, validly existing, and in good standing under the laws of the State of Ohio (“Ohio Law”), and its Declaration of Trust is on file with the Office of the Secretary of State of Ohio (“Secretary”), (2) is duly registered under the 1940 Act as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A; (b) The Target Fund is a duly established and designated series of Trust; (c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of the Trust, with respect to the Target Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity; (d) At the Effective Time, the Trust will have good and marketable title to the Assets for the Target Fund’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, the Trust, on the Survivor Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (the “1933 Act”);

(e) The Trust, with respect to the Target Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Ohio Law, the Trust’s Declaration of Trust or By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Trust, on the Target Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, on the Target Fund’s behalf, is a party or by which it is bound; (f) At or before the Effective Time, either (1) all material contracts and other commitments of the Target Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or the Survivor Fund’s assumption of any liabilities of the Target Fund thereunder will be made, without either Fund incurring any penalty with respect thereto and without diminishing or releasing any rights the Trust may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing; (g) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to the Target Fund or any of its properties or assets attributable or allocable to the Target Fund, that, if adversely determined, would materially and adversely affect the Target Fund’s financial condition or the conduct of its business; and the Trust, on the Target Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the Target Fund’s business or the Trust’s ability to consummate the transactions contemplated hereby; (h) The Target Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year ended December 31, 2018, have been audited by Cohen & Company, Ltd., an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements present fairly, in all material respects, the Target Fund’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period then ended, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein; (i) The Target Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets at and for the six months ended June 30, 2019 are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements present fairly, in all material respects, the Target Fund’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period then ended, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein; (j) Since June 30, 2019, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per the Target Fund Share due to declines in market values of securities the Target Fund holds, the discharge of the Target Fund liabilities, or the redemption of the Target Fund Shares by its shareholders shall not constitute a material adverse change; (k) All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of the Target Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof; to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and the Target Fund is in compliance in all material respects with all applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

(l) The Target Fund is classified as an association that is taxable as a corporation, for federal tax purposes; the Target Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each taxable year of its operation (including its current taxable year), the Target Fund has met (and for that year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has been (and for that year will be) eligible to and has computed (and for that year will compute) its federal income tax under section 852; the Target Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and the Target Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; (m) All issued and outstanding Target Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Target Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on the Target Fund’s shareholder records, as provided in paragraph 2.3; and the Target Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Fund Shares, nor are there outstanding any securities convertible into any Target Fund Shares; (n) The Target Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business; (o) The Target Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A) of the Code); (p) Not more than 25% of the value of the Target Fund’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers; (q) The Target Fund’s current prospectus and statement of additional information (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and (2) at the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or at the Effective Time do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (r) The information to be furnished by the Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the N-14 (as defined in paragraph 3.3(a) will, at the Effective Time, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (s) The Declaration of Trust permits the Trust to vary its shareholders’ investment; the Trust does not have a fixed pool of assets; and each series thereof (including the Target Fund) is a managed portfolio of securities, and Advisor has the authority to buy and sell securities for the Target Fund; (t) The Target Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus, except as previously disclosed in writing to the Trust; (u) The Survivor Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof; (v) At the Closing, at least 33 1/3% of the Target Fund’s portfolio assets (by fair market value) will meet the investment objective, strategies, policies, risks and restrictions of the Survivor Fund, and the Target Fund will not alter its portfolio in connection with the Reorganization to meet this 33 1/3% threshold. The Target Fund did not enter into any line of business as part of the Plan of Reorganization; (w) To the best of the knowledge of the Target Fund’s management, (i) there is no plan or intention by the Target Fund Shareholders to sell, exchange, redeem, or otherwise dispose of a number of the Target Fund Shares (or the Survivor Fund Shares received in the Reorganization), in connection with the Reorganization, that would reduce the the Target Fund Shareholders’ ownership of the Target Fund Shares (or equivalent Survivor Fund Shares) to a number of shares that was less than 50 percent of the number of the Target Fund Shares outstanding prior to the Closing; and (ii) there is no plan or intention by any Target Fund Shareholder owning 5% or more of the Target Fund Shares to sell, exchange, redeem, or otherwise dispose of any Target Fund Shares (or Survivor Fund Shares received in the Reorganization), in connection with the Reorganization; (x) During the five-year period ending on the Closing Date, neither the Target Fund nor any person related (as defined in section 1.368 -1(e)(4) of the Treasury Regulations without regard to 1.368 -1(e)(4)(i)) to the Target Fund will have (i) acquired the Target Fund Shares with consideration other than the Survivor Fund Shares or the Target Fund Shares, except in the ordinary course of the Target Fund’s business as an open-end investment company pursuant to section 22(e) of the 1940 Act; or (ii) made distributions with respect to the Target Fund Shares except for (A) normal, regular dividend distributions made pursuant to the historic dividend paying practice of the Target Fund, and (B) distributions and dividends declared and paid in order to ensure the Target Fund’s continuing qualification as a regulated investment company and to avoid the imposition of fund-level tax; and (y) There is no intercorporate indebtedness existing between the Survivor Fund and the Target Fund that was issued, acquired, or will be settled at a discount.

3.2 The Trust, on the Survivor Fund’s behalf, represents and warrants as follows:

(a) The Trust (1) is a trust that is duly organized, validly existing, and in good standing under Ohio Law, and its Declaration of Trust is on file with the Office of the Secretary, (2) is duly registered under the 1940 Act as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A; (b) The Survivor Fund is a duly established and designated series of the Trust.

(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of the Trust, with respect to the Survivor Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity; (d) All issued and outstanding Survivor Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; and the Survivor Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Survivor Fund Shares, nor are there outstanding any securities convertible into any Survivor Fund Shares. All of the Survivor Fund Shares to be issued and delivered to the Trust, for the account of the Target Fund shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Survivor Fund Shares and be fully paid and non-assessable; (e) No consideration other than the Survivor Fund Shares (and the Survivor Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization; (f) The Trust, with respect to the Survivor Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Ohio Law, the Trust’s Declaration of Trust, or any Undertaking to which the Trust, on the Survivor Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, on the Survivor Fund’s behalf, is a party or by which it is bound;

(g) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to the Survivor Fund or any of its properties or assets attributable or allocable to the Survivor Fund, that, if adversely determined, would materially and adversely affect the Survivor Fund’s financial condition or the conduct of its business; and the Trust, on the Survivor Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the Survivor Fund’s business or the Trust’s ability to consummate the transactions contemplated hereby; (h) The Survivor Fund is (and will be) classified as an association that is taxable as a corporation, for federal tax purposes; the Survivor Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1) of the Code) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852; for each taxable year of its operation (including its current taxable year), the Survivor Fund has met (and for that year will meet) the requirements of Part I of Subchapter M for qualification as a RIC for its taxable year in which the Reorganization occurs, the Survivor Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and the Survivor Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for the next taxable year; (i) There is no plan or intention for the Survivor Fund to be dissolved or merged into another statutory or business trust or an investment company or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization; (j) Assuming the truthfulness and correctness of the Trust’s representation and warranty in paragraph 3.1(p), immediately after the Reorganization (1) not more than 25% of the value of the Survivor Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers; (k) Immediately after the Effective Time, the Survivor Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A) of the Code); (l) The information to be furnished by the Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the N-14 will, at the Effective Time, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (m) The Declaration of Trust permits the Trust to vary its shareholders’ investment; the Trust will not have a fixed pool of assets; and each series thereof (including the Survivor Fund) will be a managed portfolio of securities, and the Advisor will have the authority to buy and sell securities for the Survivor Fund; (n) The Survivor Fund will acquire at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by the Target Fund immediately prior to the Reorganization. For purposes of this representation, amounts paid by the Target Fund to dissenters, amounts used by the Target Fund to pay the Target Fund’s Reorganization expenses, amounts paid by the Target Fund to Target Fund Shareholders who receive cash or other property, and all redemptions and distributions (except redemptions in the ordinary course of the Target Fund’s business as an open-end investment company pursuant to section 22(e) of the 1940 Act and regular, normal dividends) made by the Target Fund immediately preceding the Reorganization will be included as assets of the Target Fund held immediately prior to the Reorganization; (o) The Survivor Fund has no plan or intention to reacquire any of Survivor Fund Shares issued in the Reorganization, except in the ordinary course of its business as an open-end investment company pursuant to section 22(e) of the 1940 Act; (p) The Survivor Fund is in the same line of business as the Target Fund preceding the Reorganization for purposes of Treasury Regulations section 1.368 -1(d)(2). Following the Reorganization, the Survivor Fund will continue such line of business or use a significant portion of the Target Fund’s portfolio assets in a business, and the Survivor Fund has no plan or intention to change such line of business. The Survivor Fund did not enter into any line of business as part of the Plan of Reorganization. At the Closing, at least 33 1/3% of the Target Fund’s portfolio assets (by fair market value) will meet the investment objectives, strategies, policies, risks and restrictions of the Survivor Fund. The Survivor Fund has no plan or intention to change any of its investment objective, strategies, policies, risks and restrictions after the Reorganization; (q) There is no plan or intention for the Survivor Fund or any person related (as defined in Treasury Regulations section 1.368 -1(e)(4)) to the Survivor Fund, to acquire or redeem any of the Survivor Fund Shares issued in the Reorganization, either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions by the Survivor Fund in the ordinary course of its business as an open-end investment company pursuant to section 22(e) of the 1940 Act; and (r) There is no intercorporate indebtedness existing between the Survivor Fund and the Target Fund that was issued, acquired, or will be settled at a discount.

3.3 The Trust, on behalf of the Target Fund, and the Trust, on behalf of the Survivor Fund, respectively, hereby further covenant as follows: (a) No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on either Fund’s behalf, except for (1) the Trust’s filing with the SEC of a registration statement that includes a Combined Prospectus/Information Statement relating to the Reorganization hereunder, and any supplement or amendment thereto on Form N-14 (the “N-14”) (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time; (b) The fair market value of the Survivor Fund Shares each Target Fund Shareholder receives will be equal to the fair market value of its Target Fund Shares it actually or constructively surrenders in exchange therefor; (c) The Target Fund Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization; (d) The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the Survivor Fund and those to which the Assets are subject; (e) None of the compensation received by any Target Fund Shareholder who or that is an employee of or service provider to the Target Fund will be separate consideration for, or allocable to, any of the Target Fund Shares that the Target Fund Shareholder holds; none of the Survivor Fund Shares any such Target Fund Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Target Fund Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services; and (f) No expenses incurred by the Target Fund or on its behalf in connection with the Reorganization will be paid or assumed by the Survivor Fund, the Advisor, or any other third party unless those expenses are Reorganization Expenses, and no cash or property other than the Survivor Fund Shares will be transferred to the Target Fund or any of the Target Fund shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof.

4. COVENANTS

4.1 The Trust covenants to take all action necessary to obtain approval of the transactions contemplated hereby. 4.2 The Trust covenants to prepare the N-14 in compliance with applicable federal and state securities laws.

4.3 The Trust covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), it deems necessary or desirable in order to vest in, and confirm to, (a) the Trust, on the Survivor

Fund’s behalf, title to and possession of all the Assets, and (b) the Trust, on the Target Fund’s behalf, title to and possession of the Survivor Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.4 The Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue the Survivor Fund’s operations after the Effective Time.

4.5 Subject to this Agreement, the Trust covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5. CONDITIONS PRECEDENT

Each Fund’s obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties on behalf of the other Fund contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time: 5.1 This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the Board, on behalf of each Fund; 5.2 All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Trust to carry out the transactions contemplated hereby. The SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) the Trust deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties; 5.3 At the Effective Time, no action, suit, or other proceeding shall be pending (or, to the Trust’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby; 5.4 Prior to the Closing, the Target Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s taxable income for all taxable periods ending at the Effective Time (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending at the Effective Time (after reduction for any capital loss carryforward).

5.5 The parties shall have received a favorable opinion of the law firm of Thompson Hine LLP, addressed to the Target Fund and the Survivor Fund substantially to the effect that for federal income tax purposes with respect to the Target Fund: (a) The Survivor Fund’s acquisition of the Assets in exchange solely for the Survivor Fund Shares and the Survivor Fund’s assumption of the Liabilities, followed by the Target Fund’s distribution of the Survivor Fund Shares pro rata to the Target Fund Shareholders actually or constructively in exchange for their Target Fund shares in complete liquidation of the Target Fund, should qualify as a “reorganization” as defined in Section 368(a)(1) of the Code, and the Target Fund and the Survivor Fund each should be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

     (b) Under Section 1032(a) of the Code, no gain or loss should be recognized by the Survivor Fund upon the receipt of the assets of the Target Fund solely in exchange for the Survivor Fund Shares and the assumption by the Survivor Fund of the Liabilities of the Target Fund.

     (c) Under Section 361 of the Code, no gain or loss should be recognized by the Target Fund upon the transfer of the Target Fund’s assets to the Survivor Fund solely in exchange for the Survivor Fund Shares and the assumption by the Survivor Fund of the liabilities of the Target Fund or upon the distribution of the Survivor Fund Shares to the Target Fund Shareholders in exchange for their transferring Fund shares in complete liquidation of the Target Fund.

     (d) Under Section 354(a)(1) of the Code, no gain or loss should be recognized by the Target Fund shareholders upon the exchange of their Target Fund shares for the Survivor Fund Shares in complete liquidation of the Target Fund pursuant to the Reorganization.

     (e) Under Section 358(a)(1) of the Code, the aggregate adjusted tax basis of the Survivor Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization should be the same as the aggregate adjusted tax basis of the Target Fund Shares held by such shareholder immediately prior to the Reorganization.

     (f) Under Section 1223(1) of the Code, the holding period of the Survivor Fund Shares received by each Target Fund shareholder in the Reorganization should include the period during which the Target Fund shares exchanged therefor were held by such shareholder (provided the Target Fund Shares were held as capital assets on the date of the Reorganization).

     (g) Under Section 362(b) of the Code, the adjusted tax basis of the Target Fund’s assets acquired by the Survivor Fund should be the same as the adjusted tax basis of such assets to the Target Fund immediately prior to the Reorganization.

     (h) Under Section 1223(2) of the Code, the holding period of the assets of the Target Fund in the hands of the Survivor Fund should include the period during which those assets were held by the Target Fund (except where the Acquiring Fund’s investment activities may have the effect of reducing or eliminating an asset’s holding period).

     (i) The Survivor Fund should succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

Such opinion shall be based on customary assumptions and such representations as the law firm of Thompson Hine LLP reasonably may request, and the Target Fund and Survivor Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Survivor Fund nor the Target Fund may waive the conditions set forth in this paragraph 5.5.

5.6 At any time before the Closing, the Trust may waive any of the foregoing conditions (except those set forth in paragraphs 5.1, 5.2, 5.4 and 5.5) if, in the judgment of the Board, that waiver will not have a material adverse effect on the applicable Fund’s shareholders’ interests.

6. EXPENSES

Subject to complying with the representation and warranty contained in paragraph 3.3(f), the Advisor shall bear the entirety of the total Reorganization Expenses. The Reorganization Expenses include (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing Target Fund’s prospectus supplements and the N-14, and printing and distributing the N-14 including any exhibits thereto, (2) legal and accounting fees, (3) transfer taxes for foreign securities and (4) any and all incremental Blue Sky fees. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC.

7. ENTIRE AGREEMENT; NO SURVIVAL

The Trust, on behalf of the Target Fund, and the Trust, on behalf of the Survivor Fund, has not made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement of the Trust, on behalf of the Target Fund, and the Trust, on behalf of the Survivor Fund. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8. TERMINATION

This Agreement may be terminated at any time at or before the Closing with respect to the Reorganization by resolution of either the Board, on behalf of the Target Fund, or the Board, on behalf of the Survivor Fund, if circumstances should develop that, in the opinion of that Board, make proceeding with the Reorganization inadvisable with respect to the Target Fund or the Survivor Fund, respectively. Any such termination resolution will be effective when made.

9. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust, on behalf of the Target Fund, and the Trust, on behalf of the Survivor Fund.

10. SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11. MISCELLANEOUS

11.1 This Agreement shall be governed by and construed in accordance with Ohio Law, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between that Ohio Law and the federal securities laws, the latter shall govern.

11.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or the Trust other than the Trust, on the Survivor Fund’s behalf, or the Trust, on the Target Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3 Notice is hereby given that this instrument is executed and delivered on behalf of the Trust’s directors solely in their capacities as directors, and not individually, and that the Trust’s obligations under this instrument are not binding on or enforceable against any of its directors, officers, shareholders, or series other than the Funds but are only binding on and enforceable against their respective property attributable to and held for the benefit of such Fund (“Fund’s Property”) and not the Trust’s property attributable to and held for the benefit of any other series thereof. The Trust, in asserting any rights or claims under this Agreement on its or a Fund’s behalf, shall look only to the corresponding Fund’s Property in settlement of those rights or claims and not to the property of any other series of the Trust or to those directors, officers, or shareholders.

11.4 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Trust, on behalf of the Target Fund, and the Trust on behalf of the Survivor Fund. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

[Remainder of This Page Intentionally Left Blank] [Signature Page to Follow]

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

PARADIGM FUNDS, on behalf of PARADIGM OPPORTUNITY FUND

By:	Candace King Weir
President and Principal Executive Officer

PARADIGM FUNDS, on behalf of PARADIGM MICRO-CAP FUND

By:	Candace King Weir
President and Principal Executive Officer

SOLELY FOR THE PURPOSES OF PARAGRAPH 6 OF THIS AGREEMENT, PARADIGM FUNDS ADVISOR LLC

By:	Candace King Weir
President

EXHIBIT B

The financial highlights table is intended to help you understand each Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for each Fund has been derived from the financial statements audited by Cohen & Company, Ltd., the Funds' registered independent public accounting firm, whose report along with each Fund’s financial statements are included in the Funds’ December 31, 2018 annual report, and the unaudited financial statements for six months ended June 30, 2019 included in the Funds’ June 30, 2019 semi-annual report, both of which are available upon request.

Financial Highlights Paradigm Opportunity Fund

Selected data based on a share outstanding throughout each period indicated.

	Six Months
	Ended
	June 30,		Fiscal Years Ended December 31,
	2019		2018	2017	2016	2015	2014
	(Unaudited)
Net asset value, beginning of period	$37.73		$40.48	$35.68	$31.14	$32.70	$31.25

Income (loss) from investment operations:
Net investment income (a)	(0.04)		(0.08)	(0.01)	(0.02)	(0.06)	(0.05)
Net realized and unrealized
gain (loss) on investments	4.56		(1.09)	5.18	4.56	(1.50)	3.27
Total income (loss) from
investment operations	4.52		(1.17)	5.17	4.54	(1.56)	3.22

Less distributions from:
Net investment income	-		-	-	-	-	-
Net realized gains	-		(1.58)	(0.37)	-	-+	(1.77)
Total distributions from net investment income
and net realized gains	-		(1.58)	(0.37)	-	-	(1.77)
Proceeds from Redemption Fee	0.02		-+	-	-	-+	-+
Net asset value, end of period	$42.27		$37.73	$40.48	$35.68	$31.14	$32.70
Total return (b)	12.03%	*	(2.84)%	14.48%	14.58%	(4.76)%	10.28%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$9,326		$10,995	$7,789	$6,699	$6,019	$6,694
Ratio of net expenses to average net assets after
expense reimbursement/recapture (c)	1.25%	**	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets before
waivers and reimbursements/recapture	1.50%	**	1.50%	1.65%	2.00%	2.00%	2.00%

Ratio of net investment income to average net
assets (c)	(0.19)%	**	(0.17)%	(0.03)%	(0.08)%	(0.19)%	(0.15)%
Portfolio turnover rate	4.21%	*	19.31%	14.29%	10.65%	16.21%	7.59%

* Not annualized
** Annualized
(a) Per share amount calculated using the average shares method
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.
(c) Such percentages reflect an expense waiver by the Advisor.
+ Amount calculated is less than $0.005.

B-1

Financial Highlights Paradigm Micro-Cap Fund Selected data based on a share outstanding throughout each period indicated.

	Six Months
	Ended
	June 30,		Fiscal Years Ended December 31,
	2019		2018	2017	2016	2015	2014
	(Unaudited)
Net asset value, beginning of period	$25.56		$32.40	$29.89	$24.32	$27.39	$30.35

Income (loss) from investment operations:
Net investment income (a)	0.11		(0.23)	(0.31)	(0.18)	(0.11)	(0.17)
Net realized and unrealized
gain (loss) on investments	2.22		(3.35)	5.05	6.83	(2.64)	0.74
Total income (loss) from
investment operations	2.33		(3.58)	4.74	6.65	(2.75)	0.57

Less distributions from:
Net investment income	-		-	-	-	-	-
Net realized gains	-		(3.56)	(2.23)	(1.08)	(0.32)	(3.53)
Total distributions from net investment income
and net realized gains	-		(3.56)	(2.23)	(1.08)	(0.32)	(3.53)
Proceeds from Redemption Fee	-		- +	- +	- +	-	-
Net asset value, end of period	$27.59		$25.26	$32.40	$29.89	$24.32	$27.39
Total return (b)	9.22%	*	(10.96)%	15.79%	27.33%	(10.05)%	1.81%

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$48,315		$44,316	$49,424	$51,670	$42,395	$26,100

Ratio of net expenses to average net assets	1.25%	**	1.25%	1.25%	1.25%	1.25%	1.25%

Ratio of net investment income to average net
assets	0.81%	**	(0.67)%	(0.96)%	(0.67)%	(0.41)%	(0.58)%
Portfolio turnover rate	41.64%	*	111.47%	125.90%	88.88%	70.95%	101.19%

* Not annualized
** Annualized
(a) Per share amount calculated using the average shares method
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.
+ Amount calculated is less than $0.005.

B-2

STATEMENT OF ADDITIONAL INFORMATION September [*], 2019 RELATING TO THE REORGANIZATION OF THE PARADIGM OPPORTUNITY FUND WITH AND INTO THE PARADIGM MICRO-CAP FUND

each a series of Paradigm Funds Nine Elk Street Albany, New York 12207 1-800-239-0732

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Prospectus/Information Statement dated September [*], 2019 (the “Combined Prospectus/Information Statement”) for the Survivor Fund and the Target Fund (each a “Fund” and collectively, the “Funds”) each a series of the Paradigm Funds (the “Trust”). Copies of the Combined Prospectus/Information Statement may be obtained at no charge by writing to Paradigm Funds, Nine Elk Street, Albany, New York 12207 or by calling 1-800-239-0732. Unless otherwise indicated, capitalized terms used in this Statement of Additional Information and not otherwise defined have the same meanings as are given to them in the Combined Prospectus/Information Statement.

This Statement of Additional Information contains information that may be of interest to shareholders of the Target Fund relating to the Reorganization, but that is not included in the Combined Prospectus/Information Statement. As described in the Combined Prospectus/Information Statement, the Reorganization would involve the transfer of substantially all of the assets, and the assumption of the liabilities, of the Target Fund in exchange for shares of the Survivor Fund. The Target Fund would distribute the Survivor Fund shares it receives to its shareholders in complete liquidation of the Target Fund.

The Funds will furnish, without charge, a copy of their most recent Annual Report and/or Semi-Annual Report. Requests should be directed to Paradigm Funds, Nine Elk Street, Albany, New York 12207 or by calling 1-800-239-0732.

SAI-1

TABLE OF CONTENTS

ADDITIONAL INFORMATION ABOUT THE FUNDS	SAI-3
PRO FORMA FINANCIAL INFORMATION (UNAUDITED)	SAI-4

SAI-2

ADDITIONAL INFORMATION ABOUT THE FUNDS

Further information about each of the Survivor Fund and the Target Fund, each a series of the Trust, is contained in the Statement of Additional Information dated September [*], 2019, as it may be amended and/or supplemented from time to time, which is incorporated by reference herein. Management’s discussion of fund performance, audited financial statements and related report of the independent registered public accounting firm for the Funds are contained in the Funds’ Annual Report for the fiscal year ended December 31, 2018 and are incorporated in this Statement of Additional Information by reference. The unaudited financial statements for the Funds are contained in the Funds’ Semi-Annual Report for the six months ended June 30, 2019 and are incorporated in this Statement of Additional Information by reference. No other parts of the Funds’ Annual Report or Semi-Annual Report are incorporated by reference in this Statement of Additional Information.

SAI-3

Pro Forma Financial Information (Unaudited)

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Target Fund and Survivor Fund as of June 30, 2019 using the fees and expenses information as shown in the Combined Prospectus/Information Statement. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Target Fund and Survivor Fund, which are available in their annual and semi-annual shareholder reports.

Paradigm Funds Pro Forma Statement of Assets and Liabilities As of June 30, 2019 (Unaudited)

			Pro Forma
	Opportunity	Micro-Cap	Micro-Cap Fund
	Fund	Fund	Combined

Assets:
Investment Securities at Fair Value*	$9,236,114	$47,965,905	$57,202,019
Receivable for Fund Shares Sold	-	143	143
Receivable for Securities Sold	98,030	521,269	619,299
Dividends Receivable	2,807	10,970	13,777
Total Assets	9,336,951	48,498,287	57,835,238
Liabilities:
Payable for Fund Shares Redeemed	-	3,399	3,399
Payable for Securities Purchased	-	132,421	132,421
Payable to Advisor	10,558	47,498	58,056
Total Liabilities	10,558	183,318	193,876
Net Assets	$9,326,393	$48,314,969	$57,641,362
Net Assets Consist of:
Paid In Capital	$5,857,973	$43,750,635	$49,608,608
Total Distributable Earnings	3,468,420	4,564,334	8,032,754
Net Assets	$9,326,393	$48,314,969	$57,641,362

Net Asset Value, Offering and Redemption Price (Note 2)	$42.27	$27.59	$27.59

* Investments at Identified Cost	$5,452,222	$45,516,989	$50,969,211

Shares Outstanding (Unlimited number of shares	220,620	1,751,273	2,089,308	(a)
authorized without par value)

(a) The Net Asset Value of Micro-Cap is lower than the Net Asset Value of Opportunity Fund. This results in a higher number of shares outstanding after the merger.

Please see the accompanying Notes to Pro-Forma Financial Statements

SAI-4

Paradigm Funds Pro Forma Statement of Operations For the Six Month Period Ended June 30, 2019 (Unaudited)

	Opportunity	Micro-Cap		Pro Forma	Total After
	Fund	Fund	A+B	Adjustment	Adjustment

Investment Income:
Dividends	$61,775	$509,962	$571,737	$-	$571,737
Total Investment Income	61,775	509,962	571,737	-	571,737
Expenses:
Investment Advisor Fees	87,738	309,846	397,584	(14,631)	382,953
Total Expenses	87,738	309,846	397,584	(14,631)	382,953
Less: Expenses Waived	(14,631)	-	(14,631)	14,631	-
Net Expenses	73,107	309,846	382,953	-	382,953

Net Investment Income (Loss)	(11,332)	200,116	188,784	-	188,784

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	(290,915)	2,097,712	1,806,797	-	1,806,797
Net Change in Net Unrealized Appreciation on Investments	1,550,300	1,791,564	3,341,864	-	3,341,864
Net Realized and Unrealized Gain on Investments	1,259,385	3,889,276	5,148,661	-	5,148,661

Net Increase in Net Assets from Operations	$1,248,053	$4,089,392	$5,337,445	$-	$5,337,445

SAI-5

Paradigm Opportunity Fund/Paradigm Micro-Cap Fund Pro Forma Combined Schedule of Investments As of June 30, 2019 (Unaudited)

		Pro-Forma				Pro-Forma
		Combined				Combined
Paradigm	Paradigm	Paradigm		Paradigm	Paradigm	Paradigm
Opportunity	Micro-Cap	Micro-Cap		Opportunity	Micro-Cap	Micro-Cap
Fund	Fund	Fund		Fund	Fund	Fund
Shares	Shares	Shares		Value	Value	Value

			COMMON STOCKS

			Aircraft Parts & Auxiliary Equipment, NEC - 1.95%
-	25,000	25,000	Ducommun Incorporated *	$ -	$ 1,126,750	$ 1,126,750

			Ball & Roller Bearings - 1.35%
-	80,000	80,000	NN, Inc.	-	780,800	780,800

			Biological Products, (No Diagnostic Substances) - 0.05%
-	10,000	10,000	Surface Oncology, Inc. *	-	28,200	28,200

			Communications Equipment, NEC - 2.77%
-	50,000	50,000	Vocera Communications, Inc. *	-	1,596,000	1,596,000

			Communications Services, NEC - 2.28%
-	200,000	200,000	Calix, Inc. *	-	1,312,000	1,312,000

			Computer Communications Equipment - 3.14%
-	280,000	280,000	Extreme Networks, Inc. *	-	1,811,600	1,811,600

			Computer Peripheral Equipment, NEC - 2.41%
-	140,000	140,000	Mitek Systems, Inc. *	-	1,391,600	1,391,600

			Concrete Products, Except Block & Brick - 1.72%
-	200,000	200,000	Forterra, Inc. *	-	994,000	994,000

			Construction - Special Trade Contractors - 0.44%
12,500	-	12,500	Matrix Service Co. *	253,250	-	253,250

			Electrical Work - 0.83%
5,400	-	5,400	EMCOR Group Inc.	475,740	-	475,740

			Electromedical & Electrotherapeutic Apparatus - 3.97%
-	110,000	110,000	Cutera, Inc. *	-	2,285,800	2,285,800

			Electronic Components & Accessories - 0.33%
-	10,000	10,000	KEMET Corporation	-	188,100	188,100

			Electronic Computers - 2.98%
-	20,000	20,000	Omnicell, Inc. *	-	1,720,600	1,720,600

			Engines & Turbines - 1.88%
-	400,000	400,000	Westport Fuel Systems Inc. *	-	1,084,000	1,084,000

			Footwear (No Rubber) - 3.46%
-	100,000	100,000	Caleres, Inc.	-	1,992,000	1,992,000

			Industrial Organic Chemicals - 0.76%
5,950	-	5,950	Sensient Technologies Corporation	437,206	-	437,206

			Instruments for Measurement & Testing of Electricity & Electric Signals - 1.45%
-	30,000	30,000	Cohu, Inc.	-	462,900	462,900
7,775	-	7,775	Teradyne, Inc.	372,500	-	372,500
				372,500	462,900	835,400

			Laboratory Analytical Instruments - 0.67%
4,000	-	4,000	PerkinElmer Inc.	385,360	-	385,360

			Miscellaneous Manufacturing Industries - 0.36%
5,200	-	5,200	Hillenbrand, Inc.	205,764	-	205,764

			Motor Vehicle Parts & Accessories - 2.98%
-	120,000	120,000	Modine Manufacturing Company *	-	1,717,200	1,717,200

			Office Machines, NEC - 1.48%
-	200,000	200,000	Pitney Bowes Inc.	-	856,000	856,000

			Orthopedic, Prosthetic & Surgical Appliances & Supplies - 2.95%
-	400,000	400,000	RTI Surgical, Inc. *	-	1,700,000	1,700,000

			Pharmaceutical Preparations - 1.72%
-	20,000	20,000	Catalyst Pharmaceuticals, Inc. *	-	76,800	76,800
-	10,000	10,000	Collegium Pharmaceutical, Inc. *	-	131,500	131,500
-	60,000	60,000	Dermira, Inc. *	-	573,600	573,600
-	10,000	10,000	Flexion Therapeutics, Inc. *	-	123,000	123,000
-	1,851	1,851	Nature's Sunshine Products, Inc. *	-	17,196	17,196
-	10,000	10,000	OptiNose, Inc.	-	70,800	70,800
				-	992,896	992,896

			Retail - Apparel & Accessory Stores - 4.78%
-	80,000	80,000	Citi Trends, Inc.	-	1,169,600	1,169,600
11,875	-	11,875	Express Inc. *	32,419	-	32,419
4,900	-	4,900	Tailored Brands, Inc.	28,273	-	28,273
-	200,000	200,000	Tilly's, Inc. - Class A *	-	1,526,000	1,526,000
				60,692	2,695,600	2,756,292

SAI-6

Paradigm Opportunity Fund/Paradigm Micro-Cap Fund Pro Forma Combined Schedule of Investments As of June 30, 2019 (Unaudited)

		Pro-Forma				Pro-Forma
		Combined				Combined
Paradigm	Paradigm	Paradigm		Paradigm	Paradigm	Paradigm
Opportunity	Micro-Cap	Micro-Cap		Opportunity	Micro-Cap	Micro-Cap
Fund	Fund	Fund		Fund	Fund	Fund
Shares	Shares	Shares		Value	Value	Value

			Retail - Catalog & Mail-Order Houses - 3.03%
-	30,000	30,000	Insight Enterprises, Inc. *	-	1,746,000	1,746,000

			Retail - Department Stores - 0.27%
2,500	-	2,500	Dillard's, Inc. - Class A	155,700	-	155,700

			Retail - Family Clothing Stores - 0.39%
13,300	-	13,300	American Eagle Outfitters, Inc.	224,770	-	224,770

			Retail - Retail Stores, NEC - 2.71%
2,200	-	2,200	IAC/InterActiveCorp. *	478,566	-	478,566
-	480,000	480,000	Kirkland’s, Inc. *	-	1,084,800	1,084,800
				478,566	1,084,800	1,563,366

			Retail - Shoe Stores - 0.49%
6,700	-	6,700	Foot Locker, Inc.	280,864	-	280,864

			Retail - Women’s Clothing Stores - 1.61%
-	20,000	20,000	The Cato Corporation - Class A	-	246,400	246,400
-	400,000	400,000	RTW Retailwinds, Inc. *	-	680,000	680,000
				-	926,400	926,400

			Semiconductors & Related Devices - 5.44%
-	50,000	50,000	Finisar Corporation *	-	1,143,500	1,143,500
18,300	-	18,300	Kulicke & Soffa Industries Inc. (Singapore)	412,665	-	412,665
-	200,000	200,000	NeoPhotonics Corporation *	-	836,000	836,000
5,700	-	5,700	Qorvo, Inc. *	379,677	-	379,677
4,700	-	4,700	Skyworks Solutions, Inc.	363,169	-	363,169
				1,155,511	1,979,500	3,135,011

			Services - Business Services, NEC - 0.57%
6,600	-	6,600	Tabula Rasa HealthCare, Inc. *	329,538	-	329,538

			Services - Computer Integrated Systems Design - 10.10%
-	400,000	400,000	Aerohive Networks, Inc. *	-	1,772,000	1,772,000
-	180,000	180,000	Allscripts Healthcare Solutions, Inc. *	-	2,093,400	2,093,400
-	400,000	400,000	Ribbon Communications Inc. *	-	1,956,000	1,956,000
				-	5,821,400	5,821,400

			Services - Computer Processing & Data Preparation - 1.57%
-	200,000	200,000	Castlight Health, Inc. - Class B *	-	646,000	646,000
17,900	-	17,900	Inovalon Holdings, Inc. *	259,729	-	259,729
				259,729	646,000	905,729

			Services - Help Supply Services - 0.84%
18,500	-	18,500	Kelly Services, Inc. - Class A	484,515	-	484,515

			Services - Home Health Care Services - 0.66%
5,100	-	5,100	Addus HomeCare Corporation *	382,245	-	382,245

			Services - Hospitals - 0.76%
5,900	-	5,900	Magellan Health Services Inc. *	437,957	-	437,957

			Services - Management Services - 4.36%
-	200,000	200,000	R1 RCM Inc. *	-	2,516,000	2,516,000

			Services - Prepackaged Software - 0.45%
5,900	-	5,900	Progress Software Corporation	257,358	-	257,358

			Services - Skilled Nursing Care Facilities - 2.96%
-	30,000	30,000	The Ensign Group, Inc.	-	1,707,600	1,707,600

			Special Industry Machinery (No Metalworking Machinery) - 2.38%
4,300	10,800	15,100	Kadant Inc.	390,483	980,748	1,371,231

			Special Industry Machinery, NEC - 0.85%
12,600	-	12,600	Brooks Automation, Inc.	488,250	-	488,250

			Surgical & Medical Instruments & Apparatus - 2.11%
13,700	-	13,700	AtriCure, Inc. *	408,808	-	408,808
-	20,000	20,000	Cerus Corporation *	-	112,400	112,400
18,700	-	18,700	GenMark Diagnostics, Inc. *	121,363	-	121,363
4,500	-	4,500	OrthoPediatrics Corp. *	175,500	-	175,500
-	30,000	30,000	SeaSpine Holdings Corporation *	-	397,500	397,500
				705,671	509,900	1,215,571

			Telegraph & Other Message Communications - 0.77%
5,000	-	5,000	j2 Global, Inc.	444,450	-	444,450

			Wholesale - Computers & Peripheral Equipment & Software - 1.24%
-	22,000	22,000	ScanSource, Inc. *	-	716,320	716,320

			Wholesale - Hardware - 1.93%
-	100,000	100,000	Wesco Aircraft Holdings, Inc. *	-	1,110,000	1,110,000

SAI-7

Paradigm Opportunity Fund/Paradigm Micro-Cap Fund Pro Forma Combined Schedule of Investments As of June 30, 2019 (Unaudited)

		Pro-Forma				Pro-Forma
		Combined				Combined
Paradigm	Paradigm	Paradigm		Paradigm	Paradigm	Paradigm
Opportunity	Micro-Cap	Micro-Cap		Opportunity	Micro-Cap	Micro-Cap
Fund	Fund	Fund		Fund	Fund	Fund
Shares	Shares	Shares		Value	Value	Value
			Wholesale - Lumber & Other Construction Materials - 1.12%
-	250,000	250,000	Huttig Building Products, Inc. *	-	645,000	645,000

			Wholesale - Medical, Dental & Hospital Equipment & Supplies - 0.28%
-	50,000	50,000	Owens & Minor, Inc.	-	160,000	160,000

			Women's, Misses', and Juniors Outerwear - 1.10%
-	320,000	320,000	J.Jill, Inc.	-	636,800	636,800

			Total for Common Stocks - 94.70%	8,666,119	45,922,514	54,588,633
			(Cost - $48,591,157)

			REAL ESTATE INVESTMENT TRUSTS - 0.76%
3,700	-	3,700	Mid-America Apartment Communities Inc.	435,712	-	435,712
			Total for Real Estate Investment Trusts
			(Cost - $200,380)

			MONEY MARKET FUNDS - 3.78%
134,283	2,043,391	2,177,674	SEI Daily Income Trust Government Fund CL F 2.12% **	134,283	2,043,391	2,177,674
			Total for Money Market Funds
			(Cost - $2,177,674)

			Total Investment Securities - 99.24%	9,236,114	47,965,905	57,202,019
			(Cost - $50,969,211)

			Other Assets in Excess of Liabilities, net - 0.76%	90,279	349,064	439,343

			Net Assets - 100.00%	$9,326,393	$48,314,969	$57,641,362

*	Non-Income Producing Securities.

**	The rate shown represents the 7-day yield at June 30, 2019.

SAI-8

Notes to Pro Forma Financial Statements, June 30, 2019 (Unaudited)

Note 1 — Reorganization
The unaudited pro forma information has been prepared to give effect to the proposed reorganization of the Target Fund into the Survivor Fund pursuant to an Agreement and Plan of Reorganization (the “Reorganization”) as if the Reorganization occurred on June 30, 2019.

Note 2 — Basis of Pro Forma
The Reorganization is expected to be accounted for as a tax-free reorganization for federal income tax purposes; therefore, no gain or loss will be recognized by the Survivor Fund or its shareholders as a direct result of the Reorganization. The Target Fund and the Survivor Fund are both registered open-end management investment companies. The Reorganization would be accomplished by the acquisition of all of the assets and the assumption of all of the liabilities of the Target Fund by the Survivor Fund in exchange for shares of the Survivor Fund, followed by the distribution of such shares to Target Fund shareholders in complete liquidation and termination of the Target Fund. The pro forma financial information has been adjusted to reflect the assumption that the Target Fund distributes its undistributed net investment income to its shareholders prior to the Reorganization. The Target Fund shareholders would have received 338,035 shares of the Survivor Fund had the Reorganization occurred on June 30, 2019.

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), for financial reporting purposes, the historical cost basis of the investments received from the Target Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the Surviving Fund with amounts distributable to shareholders for tax purposes.

Fund	Net Assets	As-of As of Date
Paradigm Opportunity Fund (Target Fund)	$9,326,393	June 30, 2019
Paradigm Micro-Cap Fund (Survivor Fund)	$48,314,969	June 30, 2019
Paradigm Micro-Cap Fund (Pro Forma Combined Fund)	$57,641,362	June 30, 2019

On the pro forma Statement of Operations, certain combined expenses have been adjusted to reflect the anticipated contractual changes.

Note 3 — Accounting Survivor
The Survivor Fund will be the accounting survivor. The surviving fund will have the portfolio management team, portfolio composition, strategies, investment objective, expense structure and policies/restrictions of the Survivor Fund.

Note 4 — Costs Of Reorganization
The costs of the Reorganization will be borne by Paradigm Funds Advisor LLC, each Fund’s investment adviser. The costs associated with the Reorganization will not have an effect on the net asset value per share of either Fund. The costs associated with the Reorganization are expected to be approximately $35,000, not including the brokerage costs, if any, associated with the re-positioning of the Target Fund.

Note 5 - Estimates
The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SAI-9

PART C: OTHER INFORMATION Item 15: Indemnification

Reference is made to Article VI of the Registrant’s Declaration of Trust filed in Post-Effective Amendment No. 2 to the Registration Statement on October 11, 2002.

Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its past, present and future Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to Trustees, officers, controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16: Exhibits

(1)	Declaration of Trust. Amendment No. 2 to Registrant’s Declaration of Trust, previously filed in Post-Effective Amendment No. 6 on December 21, 2006 is incorporated herein by reference (File No. 333-100507); Amendment No. 1 to Registrant’s Declaration of Trust, previously filed in Post-Effective Amendment No. 2 on October 29, 2004 is incorporated herein by reference (File No. 333-100507); Declaration of Trust previously filed in the Registration Statement on October 11, 2002 is incorporated herein by reference (File No. 333-100507).

(2)	By-Laws. By-Laws of the Trust previously filed in the Registration Statement on October 29, 2004 are incorporated herein by reference (File No. 333-100507).

(3)	Not Applicable.

(4)	Plan of Reorganization. Form of Plan of Reorganization is filed herewith.

(5)	Instruments Defining Rights of Security Holders. None other than the Declaration of Trust and By-Laws of the Trust.

(6)	Investment Advisory Contracts.

(a) Management Agreement with Paradigm Capital Management, Inc. for the Paradigm Opportunity Fund and the Paradigm Select Fund filed in Post-Effective Amendment No. 3 on February 25, 2005 is incorporated herein by reference; Management Agreement with Paradigm Funds Advisor LLC for the Paradigm Intrinsic Value Fund filed in Post-Effective Amendment No. 10 on December 21, 2007 is incorporated herein by reference; Amendment to Management Agreement with Paradigm Funds Advisor LLC for the Paradigm Opportunity Fund filed in Post- Effective Amendment No. 30 on April 25, 2018 is incorporated herein by reference (File No. 333-100507).

(7)	Underwriting Contracts. None.

(8)	Bonus or Profit Sharing Contracts. None.

(9)	Custodian Agreements.

(a) Custodial Agreement filed in Pre-Effective Amendment No. 1 on December 19, 2002 in incorporated herein by reference; Amended Appendix B of Custodial Agreement filed in Post-Effective Amendment No. 12 on April 28, 2009 is incorporated herein by reference; Amended Appendix E of Custodial Agreement filed in Post-Effective Amendment No. 15 on April 29, 2011 is incorporated herein by reference (File No. 333-100507).

(10)	12b-1 and 18f-3 Plans. None.

(11)	Legal Opinion. Opinion and consent of Thompson Hine LLP is filed herewith.

(12)	Legal Opinion regarding Tax Matters. Form of opinion regarding tax matters is filed herewith.

(13)	None.

(14)	Consent of Cohen & Company, Ltd. is filed herewith.

(15)	Omitted Financial Statements.

(a) Annual Report of the Registrant was filed on Form N-CSR on February 27, 2019 and is incorporated by reference herein (File No. 333-100507 and 811-21233).

(b) Semi-Annual Report of the Registrant was filed on Form N-CSR on August 23, 2019 and is incorporated by reference herein (File No. 333-100507 and 811-21233).

Item 17: Undertakings

(1)	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned registrant agrees that it will file the Legal Opinion on Tax Matters on Form POS-EX.

SIGNATURES

     As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant in the City of Albany and State of New York on the 30th day of September, 2019.

PARADIGM FUNDS	By:	/s/ Robert A. Benton
Registrant	Robert A. Benton, Treasurer

     As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Candace King Weir
Candace King Weir	Trustee	September 26 , 2019
President and
Principal Executive Officer
/s/ Carl A. Florio
Carl A. Florio	Trustee	September 26 , 2019

/s/ Gary Greenhouse
Gary Greenhouse	Trustee	September 30 , 2019

/s/ Peter H. Heerwagen
Peter H. Heerwagen	Trustee	September 26 , 2019

/s/ William P. Phelan
William P. Phelan	Trustee	September 30 , 2019

George M. Philip	Trustee	September ___, 2019

/s/ Robert A. Benton		September 26 , 2019
Robert A. Benton	Treasurer and
Chief Financial Officer /
Principal Financial Officer

EXHIBIT LIST

(4)	Form of Plan of Reorganization

(11)	Opinion and Consent of Thompson Hine LLP

(12)	Form of legal opinion regarding tax matters

(14)	Consent of Cohen & Company, Ltd.